UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03712

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 14

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	2/28/2023

Date of reporting period:	2/28/2023

Item 1 – Reports to Stockholders

PGIM GOVERNMENT INCOME FUND

ANNUAL REPORT

FEBRUARY 28, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Government Income Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2023.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic reopenings, supply-chain disruptions, government stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve (the Fed) and other central banks aggressively hiked interest rates, prompting recession concerns.

Stocks fell sharply for most of the period as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Despite rallying in recent months on optimism that the Fed might slow the pace of future rate hikes, equities declined globally over the entire period, including stocks in the US, international developed markets, and emerging markets.

While bond markets have also rallied recently, rising rates and economic uncertainty drove fixed income prices broadly lower during the period. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent out performance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Government Income Fund

April 14, 2023

PGIM Government Income Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/23
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-13.79	-1.60	-0.40	—

(without sales charges)	-10.90	-0.95	-0.07	—

Class C

(with sales charges)	-12.66	-1.79	-0.87	—

(without sales charges)	-11.79	-1.79	-0.87	—

Class R

(without sales charges)	-11.12	-1.23	-0.35	—

Class Z

(without sales charges)	-10.27	-0.47	0.30	—

Class R6

(without sales charges)	-10.28	-0.43	N/A	-0.72 (08/09/2016)

Bloomberg US Aggregate ex-Credit Index

	-9.53	0.25	0.75	—

Bloomberg US Government Bond Index

	-9.96	0.37	0.64	—

Average Annual Total Returns as of 2/28/23 Since Inception (%)
Class R6 (08/09/2016)

Bloomberg US Government Bond Index	-0.24

Bloomberg US Aggregate ex-Credit Index	-0.36

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Aggregate ex-Credit Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (February 28, 2013) and the account values at the end of the current fiscal year (February 28, 2023), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Government Income Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Bloomberg US Aggregate ex-Credit Index—The Bloomberg US Aggregate ex-Credit Index represents securities that are taxable and dollar denominated. The Index covers the US investment grade fixed rate bond market, excluding the credit component.

Bloomberg US Government Bond Index—The Bloomberg US Government Bond Index is an unmanaged index of securities issued or backed by the US government, its agencies, and instrumentalities with between one and 30 years remaining to maturity. It gives a broad look at how US government bonds have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 2/28/23 (%)

AAA	99.9

Cash/Cash Equivalents	0.1

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 2/28/23
	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.19	2.67	2.59

Class C	0.11	2.20	2.12

Class R	0.17	2.90	2.57

Class Z	0.24	3.43	3.12

Class R6	0.24	3.44	3.35

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Government Income Fund	7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Government Income Fund’s Class Z shares returned –10.27% in the 12-month reporting period that ended February 28, 2023, underperforming the –9.53% return of the Bloomberg US Aggregate ex-Credit Index (the Index).

What were the market conditions?

●

From a starting point of low yields and tight spreads (yield differentials), Russia’s invasion of Ukraine, high inflation, central bank tightening, and concerns about a hard economic landing drove a wholesale repricing of markets during the reporting period. Against the backdrop of historic lows in unemployment and generational highs in inflation, the US Federal Reserve (the Fed) signaled an increased willingness to accept more economic and market pain, introducing a succession of federal funds rate hikes totaling 450 basis points (bps) in the reporting period. (One basis point equals 0.01%.)

●

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve inverted over the last eight months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.39% on February 28, 2022, the 10-year/2-year Treasury spread declined to –0.89% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 1.83% and ended at 3.92%. Meanwhile, the yield on the 2-year Treasury note ended the reporting period at 4.81%, a rise of 337 bps since the beginning of the reporting period.

●

Spread market performance was largely negative over the reporting period, as rising inflation, a more hawkish Fed, and an increasingly uncertain macro backdrop drove negative total returns across many sectors. Sentiment improved somewhat over the first two months of 2023, but uncertainty remained as inflation and economic data continued to send mixed signals as to whether the Fed was nearing the end of its hiking cycle.

●

Agency mortgage-backed securities (MBS) underperformed US Treasuries on continued uncertainty around the terminal federal funds rate. Meanwhile, securitized credit spreads widened, with collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS) spreads trading above their recent tights by the end of the reporting period.

What worked?

●	Overall sector allocation contributed to the Fund’s performance during the reporting period, with positioning in MBS and an overweight to CMBS relative to the Index contributing the most.

●	Overall security selection also contributed, with selection in MBS, CMBS, CLOs, and agencies all contributing to results over the reporting period.

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What didn’t work?

●

The duration of the Fund was actively managed, ranging between 0.15 years short and 0.19 years long during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) Duration positioning detracted from performance for the reporting period. The Fund ended the reporting period 0.08 years short duration.

●	Yield curve positioning also detracted from performance over the reporting period.

●	While overall sector allocation contributed to performance, an overweight to agencies relative to the Index detracted.

●	While overall security selection contributed to performance, selection in Treasuries detracted.

Did the Fund use derivatives?

The Fund held futures contracts on US Treasuries and options to help manage its duration and yield curve exposure. The use of futures contributed to performance, while the use of options had no impact on performance.

Current outlook

●

The recent banking sector shock is a reminder that tighter monetary policy by major central banks is a threat to the post-pandemic recovery. A shock to the US banking system should lead to tighter credit conditions, in PGIM Fixed Income’s view, with added uncertainty if inflation proves persistent. In light of the recent shocks and the Fed’s constrained ability to contain the broader crisis, PGIM Fixed Income recently increased its estimate of the probability of a recession in the US to 40%, from 30% in February 2023, and also raised the odds of stagflation to 15% from 5%, owing to the possibility that the Fed may have to prematurely pause its interest-rate-hiking campaign.

●

PGIM Fixed Income believes the Fed’s rate hike in March 2023 to an upper boundary of 5% likely marked the end of its tightening cycle and that the credit crunch that is already brewing will likely cause economic contraction in the second half of 2023, forcing the Fed to make rate cuts of 50 to 75 bps in the fourth quarter of 2023.

●

In a recession, it is PGIM Fixed Income’s view that high-quality securitized products will outperform similarly rated credit sectors. Within CMBS, PGIM Fixed Income believes lagging capitalization spreads will likely continue pressuring capitalization rates and, in turn, commercial real estate (CRE) valuations. While net operating income will likely remain challenged, particularly for office properties, dispersion exists. PGIM Fixed Income believes AAA conduit bonds are attractive, but that CRE credit bonds should have better entry points ahead.

●

In CLOs, PGIM Fixed Income expects to see an increase in underlying loan default rates, particularly in CCCs, resulting in dispersion in CLO mezzanine and equity performance. However, it believes AAA/AA CLO tranches will remain structurally protected.

PGIM Government Income Fund	9

Strategy and Performance Overview* (continued)

●

Although mortgage rates could decline in the near term, PGIM Fixed Income believes limited MBS origination activity in recent months should continue to constrain prepayment speeds. Furthermore, MBS durations have already extended, hence minimizing overall convexity risk. The risks to the sector are familiar given the shifting trajectory of inflation readings in recent months. While inflation pricing currently points to easing pressure, if it ticks higher again, the Fed’s hiking cycle may extend and restart another bout of volatility across markets. The recent events around the regional banking sector have also introduced uncertainty regarding the demand for MBS despite the better risk treatment for banks holding the securities. PGIM Fixed Income also believes MBS demand could also wane if investors’ appetite shifts to the CMBS sector, which has underperformed recently.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Government Income Fund	11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Government Income Fund		Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$ 977.50	1.12%	$ 5.48
	Hypothetical	$1,000.00	$1,019.26	1.12%	$ 5.59
Class C	Actual	$1,000.00	$ 972.30	2.21%	$10.79
	Hypothetical	$1,000.00	$1,013.85	2.21%	$11.02
Class R	Actual	$1,000.00	$ 975.20	1.36%	$ 6.65
	Hypothetical	$1,000.00	$1,018.07	1.36%	$ 6.79
Class Z	Actual	$1,000.00	$ 980.50	0.49%	$ 2.39
	Hypothetical	$1,000.00	$1,022.38	0.49%	$ 2.44
Class R6	Actual	$1,000.00	$ 980.50	0.48%	$ 2.34
	Hypothetical	$1,000.00	$1,022.43	0.48%	$ 2.39

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2023, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 99.3%

ASSET-BACKED SECURITIES 7.0%

Collateralized Loan Obligations
AGL Core CLO Ltd. (Cayman Islands), Series 2019-02A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)	6.198%(c)	04/20/32	2,000	$1,984,260
AIG CLO Ltd. (Cayman Islands), Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	5.918(c)	10/25/33	2,500	2,460,321
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2022-25A, Class A1, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)	6.029(c)	04/20/35	2,250	2,207,351
Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2022-01A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.952(c)	04/18/35	1,500	1,471,214
Balboa Bay Loan Funding Ltd. (Cayman Islands), Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	6.008(c)	07/20/34	1,000	984,753
Battalion CLO Ltd., Series 2018-12A, Class A2R, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	6.327(c)	05/17/31	4,500	4,444,521
Series 2020-15A, Class A1, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)	6.142(c)	01/17/33	2,250	2,216,637
CarVal CLO Ltd. (Jersey), Series 2023-01A, Class A1, 144A, 3 Month SOFR + 2.200% (Cap N/A, Floor 2.200%)	6.883(c)	01/20/35	2,250	2,249,809
Elevation CLO Ltd. (Cayman Islands), Series 2018-03A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)	6.028(c)	01/25/35	1,000	976,922
ICG US CLO Ltd. (Cayman Islands), Series 2015-02RA, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)	6.162(c)	01/16/33	2,250	2,228,107
Madison Park Funding Ltd. (Cayman Islands), Series 2021-59A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	5.935(c)	01/18/34	1,250	1,236,807
OFSI BSL Ltd. (Cayman Islands), Series 2023-12A, Class A1, 144A, 3 Month SOFR + 2.400% (Cap N/A, Floor 2.400%)	7.355(c)	01/20/35	2,500	2,499,787
TCW CLO Ltd. (Cayman Islands), Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	5.919(c)	10/20/32	2,250	2,223,613
Trimaran Cavu Ltd., Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)	6.268(c)	07/20/32	4,000	3,955,645

See Notes to Financial Statements.

PGIM Government Income Fund	13

Schedule of Investments (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Trinitas CLO Ltd. (Cayman Islands), Series 2016-05A, Class ARR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 1.030%)	5.848%(c)	10/25/28	443	$441,625
Venture CLO Ltd. (Cayman Islands), Series 2021-43A, Class A1, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)	6.032(c)	04/15/34	5,500	5,392,828

TOTAL ASSET-BACKED SECURITIES
(cost $37,251,914)				36,974,200

COMMERCIAL MORTGAGE-BACKED SECURITIES 5.6%
Barclays Commercial Mortgage Trust,
Series 2019-C04, Class A4	2.661	08/15/52	6,000	5,263,188
Fannie Mae-Aces,
Series 2021-M01G, Class A2	1.467(cc)	11/25/30	2,500	2,003,671
Series 2022-M03, Class A2	1.707(cc)	11/25/31	8,500	6,786,062
Series 2022-M13, Class A2	2.593(cc)	06/25/32	5,000	4,319,349
FHLMC Multifamily Structured Pass-Through Certificates,
Series K0151, Class A3	3.511	04/25/30	900	839,261
Series K0152, Class A2	3.080	01/25/31	375	339,268
Series K1513, Class A3	2.797	08/25/34	6,500	5,409,100
Series K1514, Class A2	2.859	10/25/34	5,217	4,412,521
JPMBB Commercial Mortgage Securities Trust,
Series 2016-C01, Class A3	3.515	03/17/49	159	158,237

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $34,464,155)				29,530,657

CORPORATE BONDS 0.5%

Diversified Financial Services

Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series KK	3.550	01/15/24	2,085	2,049,301
U.S. Gov’t. Gtd. Notes, Series PP	1.400	07/15/28	1,005	843,204

TOTAL CORPORATE BONDS
(cost $3,106,031)				2,892,505

RESIDENTIAL MORTGAGE-BACKED SECURITIES 0.0%
Merrill Lynch Mortgage Investors Trust, Series 2003-E, Class A1, 1 Month LIBOR + 0.620% (Cap 11.750%, Floor 0.620%)	5.237(c)	10/25/28	17	15,569

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-01, Class 4A3	5.194%(cc)	02/25/34	85	$79,589

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $102,538)				95,158

U.S. GOVERNMENT AGENCY OBLIGATIONS 44.3%
Federal Farm Credit Bank	5.480	06/27/42	1,000	974,741
Federal Home Loan Bank	4.250	09/10/32	370	365,448
Federal Home Loan Mortgage Corp.	1.500	11/01/50	851	660,099
Federal Home Loan Mortgage Corp.	2.000	01/01/32	187	170,184
Federal Home Loan Mortgage Corp.	2.000	05/01/51	937	765,755
Federal Home Loan Mortgage Corp.	2.500	05/01/28	464	438,752
Federal Home Loan Mortgage Corp.	2.500	05/01/28	570	539,540
Federal Home Loan Mortgage Corp.	2.500	03/01/30	382	357,700
Federal Home Loan Mortgage Corp.	2.500	09/01/31	246	227,972
Federal Home Loan Mortgage Corp.	2.500	10/01/32	317	292,054
Federal Home Loan Mortgage Corp.	2.500	11/01/46	1,017	878,267
Federal Home Loan Mortgage Corp.	2.500	04/01/51	5,386	4,577,269
Federal Home Loan Mortgage Corp.	2.500	08/01/51	4,503	3,821,874
Federal Home Loan Mortgage Corp.	2.500	09/01/51	475	402,940
Federal Home Loan Mortgage Corp.	3.000	10/01/28	65	62,161
Federal Home Loan Mortgage Corp.	3.000	06/01/29	213	202,059
Federal Home Loan Mortgage Corp.	3.000	12/01/30	285	269,557
Federal Home Loan Mortgage Corp.	3.000	01/01/37	460	420,115
Federal Home Loan Mortgage Corp.	3.000	04/01/43	739	669,536
Federal Home Loan Mortgage Corp.	3.000	07/01/43	790	716,014
Federal Home Loan Mortgage Corp.	3.000	10/01/46	321	288,915
Federal Home Loan Mortgage Corp.	3.000	11/01/46	278	249,476
Federal Home Loan Mortgage Corp.	3.000	12/01/46	259	232,771
Federal Home Loan Mortgage Corp.	3.000	01/01/47	894	803,730
Federal Home Loan Mortgage Corp.	3.000	03/01/47	203	182,671
Federal Home Loan Mortgage Corp.	3.000	06/01/50	735	651,437
Federal Home Loan Mortgage Corp.	3.500	11/01/37	200	189,787
Federal Home Loan Mortgage Corp.	3.500	06/01/42	522	489,895
Federal Home Loan Mortgage Corp.	3.500	06/01/43	364	342,058
Federal Home Loan Mortgage Corp.	3.500	07/01/43	1,116	1,046,310
Federal Home Loan Mortgage Corp.	3.500	07/01/47	1,263	1,175,111
Federal Home Loan Mortgage Corp.	3.500	08/01/47	947	876,550
Federal Home Loan Mortgage Corp.	3.500	10/01/47	87	80,623
Federal Home Loan Mortgage Corp.	3.500	05/01/52	1,473	1,342,291
Federal Home Loan Mortgage Corp.	3.500	08/01/52	495	450,901
Federal Home Loan Mortgage Corp.	4.000	06/01/26	22	21,157
Federal Home Loan Mortgage Corp.	4.000	09/01/26	67	65,233
Federal Home Loan Mortgage Corp.	4.000	11/01/37	3,200	3,120,994

See Notes to Financial Statements.

PGIM Government Income Fund	15

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	4.000%	11/01/39	430	$413,568
Federal Home Loan Mortgage Corp.	4.000	09/01/40	241	231,885
Federal Home Loan Mortgage Corp.	4.000	12/01/40	154	148,348
Federal Home Loan Mortgage Corp.	4.000	12/01/40	198	190,188
Federal Home Loan Mortgage Corp.	4.000	04/01/42	340	326,554
Federal Home Loan Mortgage Corp.	4.000	04/01/42	493	474,799
Federal Home Loan Mortgage Corp.	4.000	05/01/46	466	447,040
Federal Home Loan Mortgage Corp.	4.000	08/01/46	132	126,436
Federal Home Loan Mortgage Corp.	4.000	12/01/46	118	113,588
Federal Home Loan Mortgage Corp.	4.000	07/01/47	245	234,569
Federal Home Loan Mortgage Corp.	4.000	08/01/47	84	80,436
Federal Home Loan Mortgage Corp.	4.000	08/01/47	260	246,571
Federal Home Loan Mortgage Corp.	4.000	06/01/48	59	56,169
Federal Home Loan Mortgage Corp.	4.000	11/01/48	114	109,152
Federal Home Loan Mortgage Corp.	4.500	09/01/39	572	568,489
Federal Home Loan Mortgage Corp.	4.500	07/01/47	88	86,151
Federal Home Loan Mortgage Corp.	4.500	07/01/47	97	94,953
Federal Home Loan Mortgage Corp.	4.500	08/01/47	298	292,227
Federal Home Loan Mortgage Corp.	5.000	06/01/33	316	318,948
Federal Home Loan Mortgage Corp.	5.000	03/01/34	20	20,304
Federal Home Loan Mortgage Corp.	5.000	05/01/34	34	34,007
Federal Home Loan Mortgage Corp.	5.000	05/01/34	229	231,462
Federal Home Loan Mortgage Corp.	5.000	02/01/48	120	120,449
Federal Home Loan Mortgage Corp.	5.000	09/01/52	3,940	3,874,983
Federal Home Loan Mortgage Corp.	5.500	05/01/37	48	49,203
Federal Home Loan Mortgage Corp.	5.500	01/01/38	39	40,051
Federal Home Loan Mortgage Corp.	5.500	11/01/52	1,499	1,498,276
Federal Home Loan Mortgage Corp.	5.500	01/01/53	458	457,213
Federal Home Loan Mortgage Corp.	6.000	12/01/33	19	19,550
Federal Home Loan Mortgage Corp.	6.000	09/01/34	80	81,356
Federal Home Loan Mortgage Corp.	6.250	07/15/32	400	463,725
Federal Home Loan Mortgage Corp.	6.500	09/01/32	27	27,650
Federal Home Loan Mortgage Corp.	6.500	09/01/32	56	57,827
Federal Home Loan Mortgage Corp.	6.750	03/15/31	370	434,249
Federal Home Loan Mortgage Corp.	7.000	09/01/32	24	23,569
Federal Home Loan Mortgage Corp., MTN	1.899(s)	11/15/38	2,500	1,238,340
Federal National Mortgage Assoc.	0.875	08/05/30	660	522,764
Federal National Mortgage Assoc.	1.500	10/01/50	395	306,144
Federal National Mortgage Assoc.	1.500	11/01/50	2,903	2,250,777
Federal National Mortgage Assoc.	1.500	12/01/50	2,147	1,664,880
Federal National Mortgage Assoc.	2.000	08/01/31	238	215,894
Federal National Mortgage Assoc.	2.000	05/01/36	2,331	2,074,615
Federal National Mortgage Assoc.	2.000	06/01/40	645	549,206
Federal National Mortgage Assoc.	2.000	02/01/41	5,475	4,613,958
Federal National Mortgage Assoc.	2.000	05/01/41	2,103	1,792,788

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	2.000%	09/01/50	4,657	$3,812,388
Federal National Mortgage Assoc.(k)(kk)	2.000	10/01/50	12,374	10,151,358
Federal National Mortgage Assoc.	2.000	11/01/50	918	751,216
Federal National Mortgage Assoc.	2.000	01/01/51	1,222	999,092
Federal National Mortgage Assoc.	2.000	01/01/51	1,742	1,425,214
Federal National Mortgage Assoc.	2.000	02/01/51	434	354,296
Federal National Mortgage Assoc.	2.000	05/01/51	2,328	1,902,168
Federal National Mortgage Assoc.	2.000	08/01/51	6,875	5,612,735
Federal National Mortgage Assoc.	2.000	10/01/51	1,766	1,438,888
Federal National Mortgage Assoc.	2.500	06/01/28	206	194,923
Federal National Mortgage Assoc.	2.500	08/01/28	232	219,174
Federal National Mortgage Assoc.	2.500	08/01/29	48	44,453
Federal National Mortgage Assoc.	2.500	11/01/31	172	159,618
Federal National Mortgage Assoc.	2.500	05/01/41	837	734,697
Federal National Mortgage Assoc.	2.500	06/01/41	1,304	1,144,808
Federal National Mortgage Assoc.	2.500	02/01/43	145	125,115
Federal National Mortgage Assoc.	2.500	12/01/46	660	569,091
Federal National Mortgage Assoc.	2.500	01/01/50	1,447	1,233,422
Federal National Mortgage Assoc.	2.500	03/01/50	207	177,251
Federal National Mortgage Assoc.	2.500	05/01/50	1,131	963,373
Federal National Mortgage Assoc.	2.500	06/01/50	546	464,375
Federal National Mortgage Assoc.	2.500	08/01/50	4,610	3,921,133
Federal National Mortgage Assoc.	2.500	09/01/50	4,808	4,088,520
Federal National Mortgage Assoc.	2.500	10/01/50	4,064	3,457,255
Federal National Mortgage Assoc.	2.500	04/01/51	5,455	4,627,834
Federal National Mortgage Assoc.	2.500	05/01/51	2,914	2,475,222
Federal National Mortgage Assoc.	2.500	07/01/51	529	449,470
Federal National Mortgage Assoc.	2.500	09/01/51	750	635,964
Federal National Mortgage Assoc.	2.500	10/01/51	943	800,380
Federal National Mortgage Assoc.	2.500	11/01/51	1,915	1,624,342
Federal National Mortgage Assoc.	2.500	04/01/52	245	207,756
Federal National Mortgage Assoc.	2.500	04/01/52	936	793,812
Federal National Mortgage Assoc.(k)	2.500	05/01/52	949	808,823
Federal National Mortgage Assoc.	3.000	TBA	7,500	6,596,045
Federal National Mortgage Assoc.	3.000	01/01/27	150	144,460
Federal National Mortgage Assoc.	3.000	08/01/28	377	359,396
Federal National Mortgage Assoc.	3.000	02/01/31	318	299,416
Federal National Mortgage Assoc.	3.000	11/01/36	169	154,136
Federal National Mortgage Assoc.	3.000	12/01/42	810	732,761
Federal National Mortgage Assoc.	3.000	02/01/43	380	343,850
Federal National Mortgage Assoc.	3.000	03/01/43	302	272,858
Federal National Mortgage Assoc.	3.000	04/01/43	347	313,621
Federal National Mortgage Assoc.	3.000	06/01/43	153	138,554
Federal National Mortgage Assoc.	3.000	06/01/43	301	272,555
Federal National Mortgage Assoc.	3.000	07/01/43	1,043	943,600

See Notes to Financial Statements.

PGIM Government Income Fund	17

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	3.000%	09/01/46	815	$732,136
Federal National Mortgage Assoc.	3.000	11/01/46	967	868,801
Federal National Mortgage Assoc.	3.000	11/01/46	1,041	938,947
Federal National Mortgage Assoc.	3.000	01/01/47	127	114,871
Federal National Mortgage Assoc.	3.000	04/01/47	2,116	1,895,566
Federal National Mortgage Assoc.	3.000	12/01/49	263	234,116
Federal National Mortgage Assoc.	3.000	12/01/49	627	557,429
Federal National Mortgage Assoc.	3.000	01/01/50	43	38,299
Federal National Mortgage Assoc.	3.000	06/01/50	264	233,872
Federal National Mortgage Assoc.	3.000	06/01/50	698	619,090
Federal National Mortgage Assoc.	3.000	03/01/52	2,834	2,495,118
Federal National Mortgage Assoc.	3.000	04/01/52	481	423,566
Federal National Mortgage Assoc.	3.000	04/01/52	965	858,754
Federal National Mortgage Assoc.	3.000	04/01/52	3,347	2,948,186
Federal National Mortgage Assoc.	3.000	05/01/52	3,789	3,374,467
Federal National Mortgage Assoc.	3.500	TBA	3,500	3,185,820
Federal National Mortgage Assoc.	3.500	12/01/30	34	32,325
Federal National Mortgage Assoc.	3.500	11/01/32	1,051	1,009,617
Federal National Mortgage Assoc.	3.500	02/01/33	59	56,255
Federal National Mortgage Assoc.	3.500	05/01/33	96	92,673
Federal National Mortgage Assoc.	3.500	10/01/41	743	697,523
Federal National Mortgage Assoc.	3.500	12/01/41	225	211,448
Federal National Mortgage Assoc.	3.500	03/01/42	279	261,358
Federal National Mortgage Assoc.	3.500	05/01/42	997	935,536
Federal National Mortgage Assoc.	3.500	07/01/42	347	325,339
Federal National Mortgage Assoc.	3.500	12/01/42	776	727,623
Federal National Mortgage Assoc.	3.500	03/01/43	252	235,142
Federal National Mortgage Assoc.	3.500	06/01/45	1,644	1,532,614
Federal National Mortgage Assoc.	3.500	01/01/46	438	405,309
Federal National Mortgage Assoc.	3.500	12/01/46	794	733,584
Federal National Mortgage Assoc.	3.500	03/01/48	1,529	1,411,268
Federal National Mortgage Assoc.	3.500	04/01/48	1,298	1,201,071
Federal National Mortgage Assoc.	3.500	11/01/48	864	799,239
Federal National Mortgage Assoc.	4.000	TBA	10,500	9,855,234
Federal National Mortgage Assoc.	4.000	07/01/37	2,024	1,975,396
Federal National Mortgage Assoc.	4.000	09/01/40	432	415,649
Federal National Mortgage Assoc.	4.000	01/01/41	499	480,095
Federal National Mortgage Assoc.	4.000	09/01/44	335	321,669
Federal National Mortgage Assoc.	4.000	06/01/47	1,228	1,173,363
Federal National Mortgage Assoc.	4.000	06/01/47	1,279	1,223,495
Federal National Mortgage Assoc.	4.000	08/01/47	266	254,714
Federal National Mortgage Assoc.	4.000	09/01/47	1,529	1,464,544
Federal National Mortgage Assoc.	4.000	10/01/47	79	75,390
Federal National Mortgage Assoc.	4.000	10/01/47	770	735,132
Federal National Mortgage Assoc.	4.000	11/01/47	887	848,607

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	4.000%	12/01/47	182		$174,121
Federal National Mortgage Assoc.	4.000	06/01/48	87		82,946
Federal National Mortgage Assoc.	4.500	TBA	8,500		8,189,219
Federal National Mortgage Assoc.	4.500	04/01/41	362		359,245
Federal National Mortgage Assoc.	4.500	05/01/41	325		322,196
Federal National Mortgage Assoc.	4.500	01/01/45	113		111,184
Federal National Mortgage Assoc.	4.500	12/01/47	787		766,658
Federal National Mortgage Assoc.	4.500	06/01/48	163		160,238
Federal National Mortgage Assoc.	4.500	10/01/48	639		626,150
Federal National Mortgage Assoc.	4.500	06/01/52	1,604		1,546,082
Federal National Mortgage Assoc.	4.500	07/01/52	1,008		971,676
Federal National Mortgage Assoc.	4.500	09/01/52	982		947,045
Federal National Mortgage Assoc.	5.000	12/01/31	52		51,083
Federal National Mortgage Assoc.	5.000	03/01/34	163		164,365
Federal National Mortgage Assoc.	5.000	07/01/35	62		62,564
Federal National Mortgage Assoc.	5.000	09/01/35	43		43,462
Federal National Mortgage Assoc.	5.000	11/01/35	55		55,291
Federal National Mortgage Assoc.	5.000	05/01/36	24		23,898
Federal National Mortgage Assoc.	5.000	07/01/52	960		944,201
Federal National Mortgage Assoc.	5.500	02/01/34	154		157,985
Federal National Mortgage Assoc.	5.500	09/01/34	298		303,563
Federal National Mortgage Assoc.	5.500	02/01/35	202		203,846
Federal National Mortgage Assoc.	5.500	06/01/35	51		50,566
Federal National Mortgage Assoc.	5.500	06/01/35	86		86,088
Federal National Mortgage Assoc.	5.500	09/01/35	79		78,794
Federal National Mortgage Assoc.	5.500	09/01/35	157		156,800
Federal National Mortgage Assoc.	5.500	10/01/35	160		161,213
Federal National Mortgage Assoc.	5.500	11/01/35	102		102,340
Federal National Mortgage Assoc.	5.500	11/01/35	137		136,924
Federal National Mortgage Assoc.	5.500	11/01/36	4		4,123
Federal National Mortgage Assoc.	5.500	10/01/52	496		495,671
Federal National Mortgage Assoc.	5.500	11/01/52	2,453		2,450,202
Federal National Mortgage Assoc.	6.000	09/01/33	—(r	)	426
Federal National Mortgage Assoc.	6.000	11/01/33	—(r	)	367
Federal National Mortgage Assoc.	6.000	02/01/34	—(r	)	220
Federal National Mortgage Assoc.	6.000	06/01/34	—(r	)	65
Federal National Mortgage Assoc.	6.000	09/01/34	—(r	)	164
Federal National Mortgage Assoc.	6.000	09/01/34	12		11,942
Federal National Mortgage Assoc.	6.000	09/01/34	15		15,202
Federal National Mortgage Assoc.	6.000	11/01/34	3		3,380
Federal National Mortgage Assoc.	6.000	11/01/34	24		24,404
Federal National Mortgage Assoc.	6.000	02/01/35	—(r	)	104
Federal National Mortgage Assoc.	6.000	03/01/35	5		5,232
Federal National Mortgage Assoc.	6.000	04/01/35	—(r	)	368
Federal National Mortgage Assoc.	6.000	12/01/35	55		55,740

See Notes to Financial Statements.

PGIM Government Income Fund	19

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	6.000%	01/01/36	145		$146,754
Federal National Mortgage Assoc.	6.000	05/01/36	39		40,134
Federal National Mortgage Assoc.	6.000	05/01/36	226		231,383
Federal National Mortgage Assoc.	6.500	07/01/32	264		273,340
Federal National Mortgage Assoc.	6.500	08/01/32	137		140,086
Federal National Mortgage Assoc.	6.500	09/01/32	41		42,283
Federal National Mortgage Assoc.	6.500	10/01/32	53		54,662
Federal National Mortgage Assoc.	6.500	10/01/32	262		272,795
Federal National Mortgage Assoc.	6.500	10/01/37	194		202,518
Federal National Mortgage Assoc.(k)	6.625	11/15/30	600		695,134
Federal National Mortgage Assoc.	7.000	05/01/24	2		1,563
Federal National Mortgage Assoc.	7.000	05/01/24	2		2,444
Federal National Mortgage Assoc.	7.000	05/01/24	10		9,709
Federal National Mortgage Assoc.	7.000	12/01/31	88		88,029
Federal National Mortgage Assoc.	7.000	09/01/33	55		54,627
Federal National Mortgage Assoc.	7.000	11/01/33	57		56,836
Federal National Mortgage Assoc.	9.000	04/01/25	1		535
Federal National Mortgage Assoc.	9.500	01/01/25	—(r	)	204
Federal National Mortgage Assoc.	9.500	01/01/25	2		2,465
Government National Mortgage Assoc.	2.000	09/20/51	1,421		1,192,805
Government National Mortgage Assoc.	2.500	12/20/46	177		155,432
Government National Mortgage Assoc.	2.500	08/20/51	4,448		3,856,014
Government National Mortgage Assoc.	2.500	04/20/52	989		855,731
Government National Mortgage Assoc.	3.000	03/15/45	542		487,781
Government National Mortgage Assoc.	3.000	07/20/45	1,319		1,205,562
Government National Mortgage Assoc.	3.000	07/20/46	636		579,055
Government National Mortgage Assoc.	3.000	08/20/46	1,189		1,078,799
Government National Mortgage Assoc.	3.000	10/20/46	96		87,014
Government National Mortgage Assoc.	3.000	02/20/47	1,789		1,617,751
Government National Mortgage Assoc.	3.000	05/20/47	336		304,502
Government National Mortgage Assoc.	3.000	12/20/47	120		108,857
Government National Mortgage Assoc.	3.000	04/20/49	495		447,396
Government National Mortgage Assoc.	3.000	09/20/51	1,036		929,764
Government National Mortgage Assoc.	3.000	05/20/52	991		884,944
Government National Mortgage Assoc.	3.500	04/20/42	137		129,051
Government National Mortgage Assoc.	3.500	01/20/43	849		799,824
Government National Mortgage Assoc.	3.500	04/20/43	377		355,225
Government National Mortgage Assoc.	3.500	03/20/45	497		464,279
Government National Mortgage Assoc.	3.500	04/20/45	266		249,161
Government National Mortgage Assoc.	3.500	07/20/46	968		903,086
Government National Mortgage Assoc.	3.500	03/20/47	91		85,356
Government National Mortgage Assoc.	3.500	07/20/47	557		519,842
Government National Mortgage Assoc.	3.500	02/20/48	1,214		1,132,627
Government National Mortgage Assoc.	3.500	11/20/48	318		296,111
Government National Mortgage Assoc.	3.500	01/20/49	276		257,818

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	3.500%	02/20/49	1,689		$1,578,251
Government National Mortgage Assoc.	3.500	05/20/49	453		420,134
Government National Mortgage Assoc.	3.500	06/20/49	1,044		964,009
Government National Mortgage Assoc.	4.000	02/20/41	181		175,577
Government National Mortgage Assoc.	4.000	06/20/44	355		344,407
Government National Mortgage Assoc.	4.000	08/20/44	109		105,968
Government National Mortgage Assoc.	4.000	11/20/45	209		200,796
Government National Mortgage Assoc.	4.000	11/20/46	190		182,660
Government National Mortgage Assoc.	4.000	02/20/47	168		161,063
Government National Mortgage Assoc.	4.000	10/20/47	177		169,267
Government National Mortgage Assoc.	4.000	12/20/47	128		122,866
Government National Mortgage Assoc.	4.000	07/20/48	377		360,690
Government National Mortgage Assoc.	4.000	02/20/49	445		425,457
Government National Mortgage Assoc.	4.000	03/20/49	732		698,870
Government National Mortgage Assoc.	4.500	TBA	500		484,785
Government National Mortgage Assoc.	4.500	02/20/40	110		110,097
Government National Mortgage Assoc.	4.500	01/20/41	69		68,479
Government National Mortgage Assoc.	4.500	02/20/41	321		320,735
Government National Mortgage Assoc.	4.500	03/20/41	164		163,387
Government National Mortgage Assoc.	4.500	06/20/44	238		240,039
Government National Mortgage Assoc.	4.500	02/20/46	20		20,058
Government National Mortgage Assoc.	4.500	03/20/46	104		104,120
Government National Mortgage Assoc.	4.500	03/20/47	475		470,514
Government National Mortgage Assoc.	4.500	08/20/47	83		81,601
Government National Mortgage Assoc.	4.500	01/20/48	66		64,509
Government National Mortgage Assoc.	4.500	02/20/48	399		392,831
Government National Mortgage Assoc.	4.500	05/20/52	2,081		2,019,582
Government National Mortgage Assoc.	5.000	07/15/33	218		220,053
Government National Mortgage Assoc.	5.000	09/15/33	325		330,037
Government National Mortgage Assoc.	5.000	04/15/34	14		13,700
Government National Mortgage Assoc.	5.500	02/15/34	155		155,134
Government National Mortgage Assoc.	5.500	02/15/36	82		83,361
Government National Mortgage Assoc.	7.000	04/15/23	—(r	)	56
Government National Mortgage Assoc.	7.000	05/15/23	—(r	)	2
Government National Mortgage Assoc.	7.000	05/15/23	—(r	)	23
Government National Mortgage Assoc.	7.000	05/15/23	—(r	)	24
Government National Mortgage Assoc.	7.000	05/15/23	—(r	)	196
Government National Mortgage Assoc.	7.000	06/15/23	—(r	)	3
Government National Mortgage Assoc.	7.000	06/15/23	—(r	)	42
Government National Mortgage Assoc.	7.000	06/15/23	—(r	)	58
Government National Mortgage Assoc.	7.000	06/15/23	—(r	)	84
Government National Mortgage Assoc.	7.000	06/15/23	—(r	)	193
Government National Mortgage Assoc.	7.000	07/15/23	—(r	)	1
Government National Mortgage Assoc.	7.000	07/15/23	—(r	)	3
Government National Mortgage Assoc.	7.000	07/15/23	—(r	)	17

See Notes to Financial Statements.

PGIM Government Income Fund	21

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	07/15/23	—(r	)	$17
Government National Mortgage Assoc.	7.000	07/15/23	—(r	)	22
Government National Mortgage Assoc.	7.000	07/15/23	—(r	)	25
Government National Mortgage Assoc.	7.000	07/15/23	—(r	)	26
Government National Mortgage Assoc.	7.000	07/15/23	—(r	)	38
Government National Mortgage Assoc.	7.000	07/15/23	2		1,528
Government National Mortgage Assoc.	7.000	08/15/23	—(r	)	5
Government National Mortgage Assoc.	7.000	08/15/23	—(r	)	49
Government National Mortgage Assoc.	7.000	08/15/23	—(r	)	59
Government National Mortgage Assoc.	7.000	08/15/23	—(r	)	71
Government National Mortgage Assoc.	7.000	08/15/23	—(r	)	101
Government National Mortgage Assoc.	7.000	08/15/23	—(r	)	186
Government National Mortgage Assoc.	7.000	08/15/23	—(r	)	197
Government National Mortgage Assoc.	7.000	08/15/23	—(r	)	219
Government National Mortgage Assoc.	7.000	08/15/23	1		599
Government National Mortgage Assoc.	7.000	09/15/23	—(r	)	15
Government National Mortgage Assoc.	7.000	09/15/23	—(r	)	36
Government National Mortgage Assoc.	7.000	09/15/23	—(r	)	50
Government National Mortgage Assoc.	7.000	09/15/23	—(r	)	395
Government National Mortgage Assoc.	7.000	09/15/23	1		788
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	13
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	15
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	21
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	22
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	52
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	56
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	59
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	71
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	71
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	77
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	90
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	108
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	129
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	158
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	198
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	319
Government National Mortgage Assoc.	7.000	10/15/23	1		1,144
Government National Mortgage Assoc.	7.000	10/15/23	1		1,193
Government National Mortgage Assoc.	7.000	11/15/23	—(r	)	38
Government National Mortgage Assoc.	7.000	11/15/23	—(r	)	43
Government National Mortgage Assoc.	7.000	11/15/23	—(r	)	64
Government National Mortgage Assoc.	7.000	11/15/23	—(r	)	64
Government National Mortgage Assoc.	7.000	11/15/23	—(r	)	81
Government National Mortgage Assoc.	7.000	11/15/23	—(r	)	117
Government National Mortgage Assoc.	7.000	11/15/23	—(r	)	211

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	11/15/23	—(r	)	$226
Government National Mortgage Assoc.	7.000	11/15/23	—(r	)	281
Government National Mortgage Assoc.	7.000	11/15/23	—(r	)	344
Government National Mortgage Assoc.	7.000	11/15/23	—(r	)	419
Government National Mortgage Assoc.	7.000	11/15/23	1		519
Government National Mortgage Assoc.	7.000	11/15/23	1		777
Government National Mortgage Assoc.	7.000	11/15/23	1		833
Government National Mortgage Assoc.	7.000	12/15/23	—(r	)	19
Government National Mortgage Assoc.	7.000	12/15/23	—(r	)	64
Government National Mortgage Assoc.	7.000	12/15/23	—(r	)	72
Government National Mortgage Assoc.	7.000	12/15/23	—(r	)	73
Government National Mortgage Assoc.	7.000	12/15/23	—(r	)	80
Government National Mortgage Assoc.	7.000	12/15/23	—(r	)	91
Government National Mortgage Assoc.	7.000	12/15/23	—(r	)	123
Government National Mortgage Assoc.	7.000	12/15/23	—(r	)	152
Government National Mortgage Assoc.	7.000	12/15/23	—(r	)	172
Government National Mortgage Assoc.	7.000	12/15/23	—(r	)	191
Government National Mortgage Assoc.	7.000	12/15/23	—(r	)	251
Government National Mortgage Assoc.	7.000	12/15/23	—(r	)	275
Government National Mortgage Assoc.	7.000	12/15/23	—(r	)	296
Government National Mortgage Assoc.	7.000	12/15/23	—(r	)	369
Government National Mortgage Assoc.	7.000	12/15/23	1		694
Government National Mortgage Assoc.	7.000	12/15/23	1		1,076
Government National Mortgage Assoc.	7.000	12/15/23	1		1,088
Government National Mortgage Assoc.	7.000	12/15/23	1		1,306
Government National Mortgage Assoc.	7.000	01/15/24	—(r	)	49
Government National Mortgage Assoc.	7.000	01/15/24	—(r	)	54
Government National Mortgage Assoc.	7.000	01/15/24	—(r	)	182
Government National Mortgage Assoc.	7.000	01/15/24	1		529
Government National Mortgage Assoc.	7.000	01/15/24	1		766
Government National Mortgage Assoc.	7.000	02/15/24	—(r	)	82
Government National Mortgage Assoc.	7.000	02/15/24	—(r	)	160
Government National Mortgage Assoc.	7.000	02/15/24	—(r	)	352
Government National Mortgage Assoc.	7.000	02/15/24	1		1,070
Government National Mortgage Assoc.	7.000	03/15/24	—(r	)	25
Government National Mortgage Assoc.	7.000	03/15/24	—(r	)	96
Government National Mortgage Assoc.	7.000	03/15/24	—(r	)	414
Government National Mortgage Assoc.	7.000	04/15/24	—(r	)	81
Government National Mortgage Assoc.	7.000	04/15/24	—(r	)	142
Government National Mortgage Assoc.	7.000	04/15/24	—(r	)	196
Government National Mortgage Assoc.	7.000	04/15/24	—(r	)	300
Government National Mortgage Assoc.	7.000	04/15/24	1		1,299
Government National Mortgage Assoc.	7.000	04/15/24	2		1,698
Government National Mortgage Assoc.	7.000	05/15/24	—(r	)	28
Government National Mortgage Assoc.	7.000	05/15/24	—(r	)	90

See Notes to Financial Statements.

PGIM Government Income Fund	23

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	05/15/24	—(r	)	$190
Government National Mortgage Assoc.	7.000	05/15/24	—(r	)	191
Government National Mortgage Assoc.	7.000	05/15/24	—(r	)	310
Government National Mortgage Assoc.	7.000	05/15/24	—(r	)	380
Government National Mortgage Assoc.	7.000	05/15/24	1		532
Government National Mortgage Assoc.	7.000	05/15/24	1		553
Government National Mortgage Assoc.	7.000	05/15/24	2		1,873
Government National Mortgage Assoc.	7.000	06/15/24	—(r	)	15
Government National Mortgage Assoc.	7.000	06/15/24	—(r	)	45
Government National Mortgage Assoc.	7.000	06/15/24	—(r	)	64
Government National Mortgage Assoc.	7.000	06/15/24	—(r	)	303
Government National Mortgage Assoc.	7.000	06/15/24	1		642
Government National Mortgage Assoc.	7.000	06/15/24	1		836
Government National Mortgage Assoc.	7.000	06/15/24	1		1,063
Government National Mortgage Assoc.	7.000	06/15/24	2		1,836
Government National Mortgage Assoc.	7.000	07/15/24	—(r	)	144
Government National Mortgage Assoc.	7.000	07/15/24	—(r	)	350
Government National Mortgage Assoc.	7.000	02/15/29	5		4,557
Government National Mortgage Assoc.	7.500	05/15/23	—(r	)	198
Government National Mortgage Assoc.	7.500	06/15/23	—(r	)	9
Government National Mortgage Assoc.	7.500	09/15/23	—(r	)	107
Government National Mortgage Assoc.	7.500	10/15/23	—(r	)	329
Government National Mortgage Assoc.	7.500	10/15/23	1		551
Government National Mortgage Assoc.	7.500	11/15/23	1		717
Government National Mortgage Assoc.	7.500	12/15/23	—(r	)	123
Government National Mortgage Assoc.	7.500	12/15/23	—(r	)	154
Government National Mortgage Assoc.	7.500	01/15/24	—(r	)	190
Government National Mortgage Assoc.	7.500	01/15/24	—(r	)	345
Government National Mortgage Assoc.	7.500	01/15/24	2		1,965
Government National Mortgage Assoc.	7.500	02/15/24	—(r	)	74
Government National Mortgage Assoc.	7.500	02/15/24	1		1,037
Government National Mortgage Assoc.	7.500	03/15/24	1		700
Government National Mortgage Assoc.	7.500	04/15/24	—(r	)	400
Government National Mortgage Assoc.	7.500	04/15/24	1		664
Government National Mortgage Assoc.	7.500	05/15/24	—(r	)	58
Government National Mortgage Assoc.	7.500	06/15/24	—(r	)	350
Government National Mortgage Assoc.	7.500	06/15/24	—(r	)	444
Government National Mortgage Assoc.	7.500	06/15/24	1		1,468
Government National Mortgage Assoc.	7.500	07/15/24	1		678
Government National Mortgage Assoc.	7.500	07/15/24	1		851
Government National Mortgage Assoc.	8.500	04/15/25	14		14,531
Resolution Funding Corp. Interest Strips, Bonds	2.776(s)	01/15/30	630		459,258
Resolution Funding Corp. Interest Strips, Bonds	3.564(s)	04/15/30	1,290		943,605
Resolution Funding Corp. Principal Strips, Bonds	3.114(s)	04/15/30	2,280		1,658,639
Resolution Funding Corp. Principal Strips, Bonds	3.341(s)	01/15/30	3,205		2,357,317

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Tennessee Valley Authority,
Sr. Unsec’d. Notes, Series A	2.875%	02/01/27	335	$315,398
Sr. Unsec’d. Notes, Series E	6.750	11/01/25	1,300	1,364,480
Tennessee Valley Authority, Sr. Unsec’d. Notes	0.750	05/15/25	1,485	1,356,191
Tennessee Valley Authority, Sr. Unsec’d. Notes	1.500	09/15/31	285	225,912
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.880	04/01/36	170	189,181
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125	05/01/30	1,170	1,359,842

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $258,260,191)				234,551,200

U.S. TREASURY OBLIGATIONS 41.9%
U.S. Treasury Bonds	2.000	11/15/41	24,680	17,827,444
U.S. Treasury Bonds	2.250	05/15/41	78,045	59,302,005
U.S. Treasury Bonds	2.250	08/15/49	2,290	1,643,075
U.S. Treasury Bonds	2.375	11/15/49	4,200	3,099,469
U.S. Treasury Bonds	2.500	02/15/46	9,160	6,964,463
U.S. Treasury Bonds	2.500	05/15/46	15,755	11,976,262
U.S. Treasury Bonds	2.750	08/15/47	8,045	6,399,546
U.S. Treasury Bonds	2.750	11/15/47	5,490	4,367,981
U.S. Treasury Bonds(k)	3.000	11/15/44	5,565	4,658,079
U.S. Treasury Bonds	3.625	08/15/43	100	93,094
U.S. Treasury Bonds	4.000	11/15/42	180	177,525
U.S. Treasury Notes	1.500	11/30/28	16,295	14,111,725
U.S. Treasury Notes	2.875	05/15/28	12,885	12,096,800
U.S. Treasury Notes	3.125	11/15/28	10,510	9,960,688
U.S. Treasury Notes	3.250	06/30/29	8,145	7,751,749
U.S. Treasury Notes	3.500	02/15/33	1,725	1,668,398
U.S. Treasury Notes	3.875	12/31/27	2,395	2,360,011
U.S. Treasury Notes	3.875	12/31/29	6,370	6,292,366
U.S. Treasury Notes	4.000	02/28/30	1,855	1,847,754
U.S. Treasury Strips Coupon	0.768(s)	05/15/30	1,145	853,293
U.S. Treasury Strips Coupon	1.177(s)	05/15/29	4,580	3,547,890
U.S. Treasury Strips Coupon	1.389(s)	05/15/43	4,550	1,943,170
U.S. Treasury Strips Coupon	1.450(s)	08/15/42	180	79,320
U.S. Treasury Strips Coupon	1.463(s)	11/15/42	475	207,219
U.S. Treasury Strips Coupon	1.505(s)	11/15/41	2,445	1,116,200
U.S. Treasury Strips Coupon	1.677(s)	02/15/43	19,320	8,317,411
U.S. Treasury Strips Coupon	1.745(s)	02/15/39	9,525	4,879,702
U.S. Treasury Strips Coupon	1.775(s)	02/15/40	1,505	738,155
U.S. Treasury Strips Coupon	1.872(s)	05/15/31	73	52,437
U.S. Treasury Strips Coupon	1.960(s)	05/15/41	210	97,896
U.S. Treasury Strips Coupon	1.982(s)	08/15/39	2,050	1,027,482
U.S. Treasury Strips Coupon	2.010(s)	08/15/30	1,409	1,039,798
U.S. Treasury Strips Coupon	2.056(s)	11/15/38	300	155,426

See Notes to Financial Statements.

PGIM Government Income Fund	25

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Strips Coupon	2.085%(s)	08/15/43	675	$285,425
U.S. Treasury Strips Coupon	2.172(s)	02/15/28	675	548,385
U.S. Treasury Strips Coupon	2.205(s)	05/15/39	850	430,943
U.S. Treasury Strips Coupon	2.228(s)	05/15/28	345	277,563
U.S. Treasury Strips Coupon	2.251(s)	08/15/40	2,200	1,059,180
U.S. Treasury Strips Coupon	2.351(s)	11/15/40	3,415	1,626,527
U.S. Treasury Strips Coupon	2.365(s)	05/15/44	2,105	862,721
U.S. Treasury Strips Coupon	2.365(s)	11/15/44	2,240	899,937
U.S. Treasury Strips Coupon	2.416(s)	05/15/42	190	84,669
U.S. Treasury Strips Coupon	2.434(s)	11/15/45	590	228,464
U.S. Treasury Strips Coupon	2.443(s)	08/15/44	480	194,588
U.S. Treasury Strips Coupon	2.480(s)	11/15/43	13,768	5,772,879
U.S. Treasury Strips Coupon	3.243(s)	02/15/46	9,895	3,799,525
U.S. Treasury Strips Coupon	3.398(s)	08/15/41	1,485	685,304
U.S. Treasury Strips Coupon	3.443(s)	02/15/42	6,830	3,078,036
U.S. Treasury Strips Coupon	3.627(s)	02/15/41	1,265	594,451
U.S. Treasury Strips Coupon	3.812(s)	05/15/38	9,260	4,907,438

TOTAL U.S. TREASURY OBLIGATIONS (cost $267,362,023)				221,989,868

TOTAL LONG-TERM INVESTMENTS (cost $600,546,852)				526,033,588

			Shares

SHORT-TERM INVESTMENT 5.8%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares) (cost $30,710,463)			30,710,463	30,710,463

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 105.1% (cost $631,257,315)				556,744,051

OPTIONS WRITTEN*~ (0.0)% (premiums received $19,688)				(12,349)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 105.1% (cost $631,237,627)				556,731,702
Liabilities in excess of other assets(z) (5.1)%				(26,894,949)

NET ASSETS 100.0%				$529,836,753

See Notes to Financial Statements.

26

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

Aces—Alternative Credit Enhancements Securities

CGM—Citigroup Global Markets, Inc.

CLO—Collateralized Loan Obligation

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

SOFR—Secured Overnight Financing Rate

STRIPs—Separate Trading of Registered Interest and Principal of Securities

TBA—To Be Announced

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at February 28, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of February 28, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(kk)	Represents security, or a portion thereof, segregated as collateral for TBA securities.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
FNMA TBA 5.50%	Put	CGM	04/06/23	$99.16	—	4,000	$(12,349)

(premiums received $19,688)

Futures contracts outstanding at February 28, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
440	2 Year U.S. Treasury Notes	Jun. 2023	$89,639,687	$(253,450)
326	5 Year U.S. Treasury Notes	Jun. 2023	34,899,829	(175,184)
1,086	10 Year U.S. Treasury Notes	Jun. 2023	121,258,687	(264,985)
7	30 Year U.S. Ultra Treasury Bonds	Jun. 2023	945,438	(8,509)

				(702,128)

See Notes to Financial Statements.

PGIM Government Income Fund	27

Schedule of Investments  (continued)

as of February 28, 2023

Futures contracts outstanding at February 28, 2023 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions:
488	10 Year U.S. Ultra Treasury Notes	Jun. 2023	$57,187,500	$150,601
1,340	20 Year U.S. Treasury Bonds	Jun. 2023	167,793,125	933,956

				1,084,557

				$382,429

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$—	$6,114,849

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$36,974,200	$—
Commercial Mortgage-Backed Securities	—	29,530,657	—
Corporate Bonds	—	2,892,505	—
Residential Mortgage-Backed Securities	—	95,158	—
U.S. Government Agency Obligations	—	234,551,200	—
U.S. Treasury Obligations	—	221,989,868	—
Short-Term Investment
Unaffiliated Fund	30,710,463	—	—

Total	$30,710,463	$526,033,588	$—

See Notes to Financial Statements.

28

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Liabilities
Option Written	$—	$(12,349)	$—

Other Financial Instruments*
Assets
Futures Contracts	$1,084,557	$—	$—

Liabilities
Futures Contracts	$(702,128)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2023 were as follows:

U.S. Government Agency Obligations	44.3%
U.S. Treasury Obligations	41.9
Collateralized Loan Obligations	7.0
Unaffiliated Fund	5.8
Commercial Mortgage-Backed Securities	5.6
Diversified Financial Services	0.5
Residential Mortgage-Backed Securities	0.0 *

105.1
Option Written	(0.0)*
Liabilities in excess of other assets	(5.1)

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

PGIM Government Income Fund	29

Schedule of Investments  (continued)

as of February 28, 2023

Fair values of derivative instruments as of February 28, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$1,084,557	*	Due from/to broker-variation margin futures	$702,128	*
Interest rate contracts		—		Options written outstanding, at value	12,349

		$1,084,557			$714,477

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended February 28, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$11,586,006

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures
Interest rate contracts	$7,339	$1,189,685

For the year ended February 28, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Written (1)	$ 800,000
Futures Contracts - Long Positions (1)	246,141,258
Futures Contracts - Short Positions (1)	213,952,682

*	Average volume is based on average quarter end balances as noted for the year ended February 28, 2023.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

30

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
CGM	$—	$(12,349)	$(12,349)	$—	$(12,349)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Government Income Fund	31

Statement of Assets and Liabilities

as of February 28, 2023

Assets

Unaffiliated investments (cost $631,257,315)	$556,744,051
Receivable for investments sold	4,783,956
Dividends and interest receivable	2,366,721
Receivable for Fund shares sold	1,175,533
Due from broker—variation margin futures	119,379
Prepaid expenses	1,836

Total Assets	565,191,476

Liabilities

Payable for investments purchased	33,742,680
Payable for Fund shares purchased	1,143,052
Accrued expenses and other liabilities	177,233
Management fee payable	114,078
Dividends payable	84,665
Distribution fee payable	41,331
Affiliated transfer agent fee payable	36,901
Options written outstanding, at value (premiums received $19,688)	12,349
Directors’ fees payable	2,434

Total Liabilities	35,354,723

Net Assets	$529,836,753

Net assets were comprised of:
Common stock, at par	$671,498
Paid-in capital in excess of par	629,035,931
Total distributable earnings (loss)	(99,870,676)

Net assets, February 28, 2023	$529,836,753

See Notes to Financial Statements.

32

Class A

Net asset value and redemption price per share, ($185,496,923 ÷ 23,480,747 shares of common stock issued and outstanding)	$7.90
Maximum sales charge (3.25% of offering price)	0.27

Maximum offering price to public	$8.17

Class C

Net asset value, offering price and redemption price per share, ($3,554,343 ÷ 448,739 shares of common stock issued and outstanding)	$7.92

Class R

Net asset value, offering price and redemption price per share, ($6,585,633 ÷ 832,208 shares of common stock issued and outstanding)	$7.91

Class Z

Net asset value, offering price and redemption price per share, ($250,586,784 ÷ 31,776,573 shares of common stock issued and outstanding)	$7.89

Class R6

Net asset value, offering price and redemption price per share, ($83,613,070 ÷ 10,611,581 shares of common stock issued and outstanding)	$7.88

See Notes to Financial Statements.

PGIM Government Income Fund	33

Statement of Operations

Year Ended February 28, 2023

Net Investment Income (Loss)

Income
Interest income	$13,037,993
Unaffiliated dividend income	617,144

Total income	13,655,137

Expenses
Management fee	2,172,398
Distribution fee(a)	568,055
Transfer agent’s fees and expenses (including affiliated expense of $188,112)(a)	851,857
Registration fees(a)	128,873
Custodian and accounting fees	70,754
Shareholders’ reports	52,987
Audit fee	37,000
Professional fees	23,951
Directors’ fees	15,891
Miscellaneous	41,158

Total expenses	3,962,924
Less: Fee waiver and/or expense reimbursement(a)	(467,788)
Distribution fee waiver(a)	(18,044)

Net expenses	3,477,092

Net investment income (loss)	10,178,045

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(11,187,514)
Futures transactions	11,586,006

398,492

Net change in unrealized appreciation (depreciation) on:
Investments	(63,477,783)
Futures	1,189,685
Options written	7,339
Foreign currencies	2,040

(62,278,719)

Net gain (loss) on investment and foreign currency transactions	(61,880,227)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(51,702,182)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	470,815	43,108	54,132	—	—
Transfer agent’s fees and expenses	652,390	9,248	12,748	173,906	3,565
Registration fees	29,067	18,258	14,398	40,317	26,833
Fee waiver and/or expense reimbursement	(99,356)	(2,274)	(3,808)	(288,213)	(74,137)
Distribution fee waiver	—	—	(18,044)	—	—

See Notes to Financial Statements.

34

Statements of Changes in Net Assets

	Year Ended February 28,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$10,178,045	$5,171,237
Net realized gain (loss) on investment transactions	398,492	(13,574,331)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(62,278,719)	(15,419,868)

Net increase (decrease) in net assets resulting from operations	(51,702,182)	(23,822,962)

Dividends and Distributions
Distributions from distributable earnings
Class A	(4,473,862)	(8,134,356)
Class C	(57,299)	(189,619)
Class R	(151,118)	(303,955)
Class Z	(5,477,363)	(6,112,852)
Class R6	(2,482,546)	(4,097,484)

	(12,642,188)	(18,838,266)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	336,202,472	140,166,202
Net asset value of shares issued in reinvestment of dividends and distributions	11,768,728	17,754,134
Cost of shares purchased	(209,127,641)	(299,843,938)

Net increase (decrease) in net assets from Fund share transactions	138,843,559	(141,923,602)

Total increase (decrease)	74,499,189	(184,584,830)

Net Assets:

Beginning of year	455,337,564	639,922,394

End of year	$529,836,753	$455,337,564

See Notes to Financial Statements.

PGIM Government Income Fund	35

Financial Highlights

Class A Shares

	Year Ended February 28/29,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$9.08	$9.86	$10.01	$9.33	$9.29

Income (loss) from investment operations:

Net investment income (loss)	0.15	0.07	0.06	0.16	0.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.14)	(0.53)	(0.05)	0.72	0.07

Total from investment operations	(0.99)	(0.46)	0.01	0.88	0.23

Less Dividends and Distributions:

Dividends from net investment income	(0.19)	(0.16)	(0.16)	(0.20)	(0.19)

Distributions from net realized gains	-	(0.16)	-	-	-

Total dividends and distributions	(0.19)	(0.32)	(0.16)	(0.20)	(0.19)

Net asset value, end of year	$7.90	$9.08	$9.86	$10.01	$9.33

Total Return(b):	(10.90)%	(4.72)%	0.08%	9.48%	2.51%

Ratios/Supplemental Data:

Net assets, end of year (000)	$185,497	$217,848	$268,126	$258,869	$256,351

Average net assets (000)	$188,326	$244,663	$357,068	$255,449	$271,435

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	1.08%	0.98%	0.95%	1.05%	1.06%

Expenses before waivers and/or expense reimbursement	1.13%	1.02%	1.00%	1.05%	1.06%

Net investment income (loss)	1.84%	0.74%	0.56%	1.67%	1.70%

Portfolio turnover rate(d)(e)	197%	143%	232%	119%	143%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

36

Class C Shares

	Year Ended February 28/29,

	2023	2022		2021		2020	2019

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$9.10	$9.88		$10.04		$9.35	$9.31

Income (loss) from investment operations:

Net investment income (loss)	0.06	(0.01	)(b)	(0.02	)(b)	0.08	0.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.13)	(0.53)		(0.05)		0.73	0.07

Total from investment operations	(1.07)	(0.54)		(0.07)		0.81	0.15

Less Dividends and Distributions:

Dividends from net investment income	(0.11)	(0.08)		(0.09)		(0.12)	(0.11)

Distributions from net realized gains	-	(0.16)		-		-	-

Total dividends and distributions	(0.11)	(0.24)		(0.09)		(0.12)	(0.11)

Net asset value, end of year	$7.92	$9.10		$9.88		$10.04	$9.35

Total Return(c):	(11.79)%	(5.50)%		(0.75)%		8.67%	1.65%

Ratios/Supplemental Data:

Net assets, end of year (000)	$3,554	$6,098		$12,166		$7,768	$8,677

Average net assets (000)	$4,311	$8,379		$13,921		$7,755	$8,612

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	2.11%	1.81%		1.69%		1.88%	1.91%

Expenses before waivers and/or expense reimbursement	2.16%	1.85%		1.74%		1.88%	1.91%

Net investment income (loss)	0.78%	(0.09)%		(0.20)%		0.85%	0.85%

Portfolio turnover rate(e)(f)	197%	143%		232%		119%	143%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Government Income Fund	37

Financial Highlights (continued)

Class R Shares

	Year Ended February 28/29,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$9.09	$9.87	$10.03	$9.34	$9.30

Income (loss) from investment operations:

Net investment income (loss)	0.13	0.04	0.03	0.13	0.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.14)	(0.52)	(0.06)	0.73	0.07

Total from investment operations	(1.01)	(0.48)	(0.03)	0.86	0.20

Less Dividends and Distributions:

Dividends from net investment income	(0.17)	(0.14)	(0.13)	(0.17)	(0.16)

Distributions from net realized gains	-	(0.16)	-	-	-

Total dividends and distributions	(0.17)	(0.30)	(0.13)	(0.17)	(0.16)

Net asset value, end of year	$7.91	$9.09	$9.87	$10.03	$9.34

Total Return(b):	(11.12)%	(5.01)%	(0.30)%	9.26%	2.17%

Ratios/Supplemental Data:

Net assets, end of year (000)	$6,586	$8,465	$11,915	$11,346	$12,198

Average net assets (000)	$7,218	$10,282	$12,173	$11,439	$13,211

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	1.35%	1.28%	1.24%	1.35%	1.39%

Expenses before waivers and/or expense reimbursement	1.65%	1.57%	1.54%	1.60%	1.64%

Net investment income (loss)	1.56%	0.44%	0.29%	1.38%	1.37%

Portfolio turnover rate(d)(e)	197%	143%	232%	119%	143%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Class Z Shares

	Year Ended February 28/29,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$9.06	$9.84	$9.99	$9.31	$9.27

Income (loss) from investment operations:

Net investment income (loss)	0.21	0.12	0.10	0.20	0.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.14)	(0.53)	(0.04)	0.71	0.07

Total from investment operations	(0.93)	(0.41)	0.06	0.91	0.26

Less Dividends and Distributions:

Dividends from net investment income	(0.24)	(0.21)	(0.21)	(0.23)	(0.22)

Distributions from net realized gains	-	(0.16)	-	-	-

Total dividends and distributions	(0.24)	(0.37)	(0.21)	(0.23)	(0.22)

Net asset value, end of year	$7.89	$9.06	$9.84	$9.99	$9.31

Total Return(b):	(10.27)%	(4.26)%	0.55%	9.93%	2.87%

Ratios/Supplemental Data:

Net assets, end of year (000)	$250,587	$128,655	$233,898	$98,625	$70,338

Average net assets (000)	$179,454	$163,472	$272,278	$82,582	$61,528

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	0.48%	0.48%	0.48%	0.65%	0.72%

Expenses before waivers and/or expense reimbursement	0.64%	0.61%	0.66%	0.72%	0.72%

Net investment income (loss)	2.53%	1.23%	1.00%	2.06%	2.03%

Portfolio turnover rate(d)(e)	197%	143%	232%	119%	143%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Government Income Fund	39

Financial Highlights (continued)

Class R6 Shares

	Year Ended February 28/29,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$9.05	$9.83	$9.98	$9.30	$9.26

Income (loss) from investment operations:

Net investment income (loss)	0.20	0.12	0.10	0.21	0.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.13)	(0.53)	(0.04)	0.71	0.07

Total from investment operations	(0.93)	(0.41)	0.06	0.92	0.27

Less Dividends and Distributions:

Dividends from net investment income	(0.24)	(0.21)	(0.21)	(0.24)	(0.23)

Distributions from net realized gains	-	(0.16)	-	-	-

Total dividends and distributions	(0.24)	(0.37)	(0.21)	(0.24)	(0.23)

Net asset value, end of year	$7.88	$9.05	$9.83	$9.98	$9.30

Total Return(b):	(10.28)%	(4.26)%	0.46%	10.14%	2.98%

Ratios/Supplemental Data:

Net assets, end of year (000)	$83,613	$94,271	$113,817	$70,584	$53,380

Average net assets (000)	$82,904	$106,410	$103,539	$59,164	$48,394

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	0.47%	0.47%	0.47%	0.57%	0.61%

Expenses before waivers and/or expense reimbursement	0.56%	0.54%	0.54%	0.59%	0.61%

Net investment income (loss)	2.45%	1.25%	1.02%	2.14%	2.17%

Portfolio turnover rate(d)(e)	197%	143%	232%	119%	143%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 14 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Government Income Fund (the “Fund’), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek high current return.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Government Income Fund	41

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an

42

approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to

PGIM Government Income Fund	43

Notes to Financial Statements (continued)

the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund

44

may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Mortgage Dollar Rolls: The Fund entered into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and

PGIM Government Income Fund	45

Notes to Financial Statements (continued)

gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.     Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc. (the “subadviser”), which provides subadvisory services to the Fund through its business unit PGIM Fixed Income. The Manager pays for the services of PGIM, Inc.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended February 28, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.470% of average daily net assets up to $1 billion;	0.47%
0.420% of average daily net assets from $1 billion to $2 billion;
0.320% of average daily net assets from $2 billion to $3 billion;
0.270% of average daily net assets over $3 billion.

The Manager has contractually agreed, through June 30, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual

46

waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—
R	—
Z	0.48
R6	0.47

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through June 30, 2024 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
R	0.75	0.50
Z	N/A	N/A
R6	N/A	N/A

For the year ended February 28, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales

PGIM Government Income Fund	47

Notes to Financial Statements (continued)

charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$46,297	$6,514
C	—	148

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.     Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended February 28, 2023, no 17a-7 transactions were entered into by the Fund.

5.     Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended February 28, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$739,246,369	$658,547,723

6.     Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended February 28, 2023, the tax character of dividends paid by the Fund was $12,642,188 of ordinary income. For the year ended February 28, 2022, the tax character of dividends paid by the Fund were $14,735,011 of ordinary income $4,103,255 of long-term capital gains.

48

As of February 28, 2023, the accumulated undistributed earnings on a tax basis was $87,814 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 28, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$637,841,036	$1,223,140	$(82,332,472)	$(81,109,332)

The difference between GAAP basis and tax basis was primarily attributable to deferred losses on wash sales, the difference in the treatment of premium amortization for GAAP and tax purposes, and futures.

For federal income tax purposes, the Fund had a capital loss carryforward as of February 28, 2023 of approximately $18,139,000 which can be carried forward for an unlimited period. The Fund utilized approximately $1,864,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended February 28, 2023. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended February 28, 2023 are subject to such review.

7.   Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

PGIM Government Income Fund	49

Notes to Financial Statements (continued)

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 5,750,000,000 shares of common stock, $0.00001 par value per share, 2.5 billon of which are designated as shares of the Fund. The shares are further classified and designated as follows:

Class	Number of Shares
A	230,000,000
B	5,000,000
C	495,000,000
R	500,000,000
Z	500,000,000
T	270,000,000
R6	500,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of February 28, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), did not own any shares of the Fund.

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	6	72.5

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended February 28, 2023:
Shares sold	4,272,702	$34,537,178
Shares issued in reinvestment of dividends and distributions	479,356	3,910,638
Shares purchased	(5,244,114)	(43,234,498)
Net increase (decrease) in shares outstanding before conversion	(492,056)	(4,786,682)
Shares issued upon conversion from other share class(es)	71,819	598,227
Shares purchased upon conversion into other share class(es)	(100,343)	(813,262)
Net increase (decrease) in shares outstanding	(520,580)	$(5,001,717)

50

Share Class	Shares	Amount

Year ended February 28, 2022:
Shares sold	2,322,603	$ 22,320,836
Shares issued in reinvestment of dividends and distributions	761,290	7,225,575
Shares purchased	(6,217,406)	(59,540,791)
Net increase (decrease) in shares outstanding before conversion	(3,133,513)	(29,994,380)
Shares issued upon conversion from other share class(es)	62,765	605,409
Shares purchased upon conversion into other share class(es)	(131,565)	(1,260,731)
Net increase (decrease) in shares outstanding	(3,202,313)	$ (30,649,702)

Class C
Year ended February 28, 2023:
Shares sold	67,770	$ 548,016
Shares issued in reinvestment of dividends and distributions	6,958	57,173
Shares purchased	(252,768)	(2,083,657)
Net increase (decrease) in shares outstanding before conversion	(178,040)	(1,478,468)
Shares purchased upon conversion into other share class(es)	(43,340)	(364,700)
Net increase (decrease) in shares outstanding	(221,380)	$ (1,843,168)

Year ended February 28, 2022:
Shares sold	38,749	$ 371,176
Shares issued in reinvestment of dividends and distributions	19,891	189,231
Shares purchased	(552,634)	(5,349,799)
Net increase (decrease) in shares outstanding before conversion	(493,994)	(4,789,392)
Shares purchased upon conversion into other share class(es)	(67,079)	(651,806)
Net increase (decrease) in shares outstanding	(561,073)	$ (5,441,198)

Class R
Year ended February 28, 2023:
Shares sold	78,246	$ 642,704
Shares issued in reinvestment of dividends and distributions	16,137	131,919
Shares purchased	(193,185)	(1,581,432)
Net increase (decrease) in shares outstanding	(98,802)	$ (806,809)

Year ended February 28, 2022:
Shares sold	110,534	$ 1,062,090
Shares issued in reinvestment of dividends and distributions	28,628	272,156
Shares purchased	(415,054)	(3,978,022)
Net increase (decrease) in shares outstanding	(275,892)	$ (2,643,776)

PGIM Government Income Fund	51

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class Z
Year ended February 28, 2023:
Shares sold	32,640,817	$ 267,906,788
Shares issued in reinvestment of dividends and distributions	643,267	5,189,768
Shares purchased	(15,770,656)	(128,300,206)
Net increase (decrease) in shares outstanding before conversion	17,513,428	144,796,350
Shares issued upon conversion from other share class(es)	93,110	752,811
Shares purchased upon conversion into other share class(es)	(30,322)	(248,269)
Net increase (decrease) in shares outstanding	17,576,216	$ 145,300,892

Year ended February 28, 2022:
Shares sold	9,107,898	$ 87,283,499
Shares issued in reinvestment of dividends and distributions	628,766	5,972,680
Shares purchased	(18,558,859)	(178,106,865)
Net increase (decrease) in shares outstanding before conversion	(8,822,195)	(84,850,686)
Shares issued upon conversion from other share class(es)	124,370	1,191,394
Shares purchased upon conversion into other share class(es)	(875,891)	(8,494,116)
Net increase (decrease) in shares outstanding	(9,573,716)	$ (92,153,408)

Class R6
Year ended February 28, 2023:
Shares sold	4,029,387	$ 32,567,786
Shares issued in reinvestment of dividends and distributions	304,818	2,479,230
Shares purchased	(4,145,725)	(33,927,848)
Net increase (decrease) in shares outstanding before conversion	188,480	1,119,168
Shares issued upon conversion from other share class(es)	14,993	121,246
Shares purchased upon conversion into other share class(es)	(5,692)	(46,053)
Net increase (decrease) in shares outstanding	197,781	$ 1,194,361

Year ended February 28, 2022:
Shares sold	3,048,578	$ 29,128,601
Shares issued in reinvestment of dividends and distributions	431,955	4,094,492
Shares purchased	(5,533,159)	(52,868,461)
Net increase (decrease) in shares outstanding before conversion	(2,052,626)	(19,645,368)
Shares issued upon conversion from other share class(es)	892,111	8,642,704
Shares purchased upon conversion into other share class(es)	(3,385)	(32,854)
Net increase (decrease) in shares outstanding	(1,163,900)	$ (11,035,518)

8.   Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a

52

group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 – 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended February 28, 2023. The average daily balance for the 5 days that the Fund had loans outstanding during the period was approximately $1,334,200, borrowed at a weighted average interest rate of 2.77%. The maximum loan outstanding amount during the period was $5,163,000. At February 28, 2023, the Fund did not have an outstanding loan amount.

9.   Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer, or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for

PGIM Government Income Fund	53

Notes to Financial Statements (continued)

the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund. and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For

54

example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of

PGIM Government Income Fund	55

Notes to Financial Statements (continued)

issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have, an impact on the Fund’s investments and net asset value and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only

56

insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. Government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

PGIM Government Income Fund	57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios, Inc. 14 and Shareholders of PGIM Government Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Government Income Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 14, referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statements of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the three years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the three years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 29, 2020 and the financial highlights for each of the periods ended on or prior to February 29, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 17, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

April 17, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

58

Tax Information (unaudited)

For the year ended February 28, 2023, the Fund reports the maximum amount allowable but not less than 73.87% as interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the Federal tax status of the dividends received by you in calendar year 2023.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided that the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 31.34% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

PGIM Government Income Fund	59

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

Chief Executive Officer (CEO) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Government Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 98

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 95

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 98

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Government Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 98

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 98

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Government Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund (since July 2022); formerly, Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

PGIM Government Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Deborah Conway 1969 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.

Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

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Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Government Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Government Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM GOVERNMENT INCOME FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	PGVAX	PRICX	JDRVX	PGVZX	PGIQX

CUSIP	74439V107	74439V305	74439V503	74439V404	74439V875

MF128E

PGIM FLOATING RATE INCOME FUND

ANNUAL REPORT

FEBRUARY 28, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2    Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Floating Rate Income Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2023.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic reopenings, supply-chain disruptions, government stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve (the Fed) and other central banks aggressively hiked interest rates, prompting recession concerns.

Stocks fell sharply for most of the period as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Despite rallying in recent months on optimism that the Fed might slow the pace of future rate hikes, equities declined globally over the entire period, including stocks in the US, international developed markets, and emerging markets.

While bond markets have also rallied recently, rising rates and economic uncertainty drove fixed income prices broadly lower during the period. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Floating Rate Income Fund

April 14, 2023

PGIM Floating Rate Income Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/23

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-1.06	2.72	3.24	—

(without sales charges)	1.22	3.19	3.48	—

Class C

(with sales charges)	-0.59	2.42	2.70	—

(without sales charges)	0.36	2.42	2.70	—

Class Z (without sales charges)	1.48	3.47	3.73	—

Class R6 (without sales charges)	1.42	3.52	N/A	3.76 (04/27/2015)

Credit Suisse Leveraged Loan Index

	2.26	3.63	3.96	—

Average Annual Total Returns as of 2/28/23 Since Inception (%)

Class R6

(04/27/2015)

Credit Suisse Leveraged Loan Index	3.82

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Credit Suisse Leveraged Loan Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (February 28, 2013) and the account values at the end of the current fiscal year (February 28, 2023), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Floating Rate Income Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	2.25% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

Credit Suisse Leveraged Loan Index—The Credit Suisse Leveraged Loan Index is an unmanaged index that represents the investable universe of the US dollar-denominated leveraged loan market.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 2/28/23 (%)

AAA	5.3

AA	3.9

A	0.3

BBB	14.0

BB	25.0

B	44.1

CCC	6.5

D	0.2

Not Rated	0.4

Cash/Cash Equivalents	0.3

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 2/28/23

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.62	8.23	8.12

Class C	0.55	7.66	7.40

Class Z	0.65	8.68	8.58

Class R6	0.65	8.73	8.68

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Floating Rate Income Fund    7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Floating Rate Income Fund’s Class Z shares returned 1.48% in the 12-month reporting period that ended February 28, 2023, underperforming the 2.26% return of the Credit Suisse Leveraged Loan Index (the Index).

What were the market conditions?

•

US leveraged loans posted positive total returns over the reporting period, even as fund flows turned sharply negative and recession fears drove significant declines across other fixed income sectors. Rising short-term interest rates, improving capital market access, and stable collateralized loan obligation (CLO) formation provided a strong technical backdrop for the asset class despite outflows from bank loan mutual funds totaling more than $33 billion over the reporting period.

•

A slower growth outlook, geopolitical-related volatility, and the potential for elevated inflationary pressures to impact corporate fundamentals drove a decline in loan prices over the reporting period. The average price of all loans in the Index began the reporting period at $97.70 and ended it at $93.50. Meanwhile, average spreads ended the reporting period at 586 basis points (bps), up from 450 bps at the beginning. (One basis point equals 0.01%.) Average yields rose to 10.52% at the end of the reporting period from 6.14% at the beginning, as the impact of rising interest rates resulted in higher all-in coupons.

•

The Index returned 2.26% over the reporting period, as the decline in loan prices was more than offset by interest income. By quality, BB-rated loans outperformed both B-rated loans and CCC-rated loans over the reporting period, as investors sought out the relative safety of higher-rated credits.

•

Despite broad market volatility and an uncertain growth outlook, still-solid credit fundamentals and a lack of near-term maturities continued to keep defaults below the long-term average. However, downgrades began outpacing upgrades toward the end of the reporting period, and increased activity caused the default rate to rise over the reporting period. The par-weighted loan default rate ended the current reporting period up 163 bps from the end of the previous period.

•

Loan issuance remained subdued through much of the reporting period, down substantially from the prior period. However, issuance picked up the last month of the current period. After totaling $252 billion in 2022, gross new issuance totaled $52.9 billion through the first two months of 2023, down from $98.9 billion over the same period the year before.

What worked?

•	Overall security selection contributed to the Fund’s performance during the reporting period, with selection in the banking, technology, and gaming/lodging/leisure industries contributing the most.

•	While overall industry selection detracted from results, positioning in healthcare & pharmaceuticals, electric & water, and paper & packaging contributed to performance.

8    Visit our website at pgim.com/investments

•

From a single-name credit perspective, positioning in JPMorgan Chase & Co. (banking), Envision Healthcare (health care and pharmaceutical), Citigroup Inc. (banking), and Bank of America Corp. (banking) added value.

What didn’t work?

•	Overall sector allocation detracted from the Fund’s performance during the reporting period, with positioning in the banking, telecom, and finance & insurance industries detracting the most.

•	While overall security selection contributed to performance, selection in healthcare & pharmaceutical, telecom, and electric & water detracted.

•	The market risk of the Fund was higher, on average, than that of the Index over the reporting period, which detracted from performance.

•

Accelerated Health Systems LLC (healthcare & pharmaceuticals), GTT Communications Inc. (telecom), and Diamond Sports Group (media & entertainment) were the largest single-name detractors from performance.

Did the Fund use derivatives?

The Fund used sovereign futures to help manage its duration and yield curve exposure and to reduce its sensitivity to changes in the levels of interest rates. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) Overall, this strategy had a positive impact on performance during the reporting period. The Fund also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX detracted from the Fund’s performance for the reporting period. The Fund also used foreign currency exchange contracts during the period, but they had no impact on performance.

Current outlook

•

Ratings downgrades have started to pick up, and PGIM Fixed Income expects ratings agencies to be quicker to downgrade than to upgrade credits going forward. Given that the loan market is of lower quality than in prior cycles, with sponsor-owned low single-B loans comprising a large portion of the overall market and the expectation that the rising cost of capital will reduce free cash flow, PGIM Fixed Income expects loan default rates to rise to 4.0%-4.50% by year-end 2023.

•

While the outlook is tempered by recession risk and price volatility, PGIM Fixed Income expects loans to post positive total returns of 6.0%-6.50% in 2023, with any expected decline in prices to be offset by high all-in current coupons.

•

Given its ongoing macroeconomic concerns, PGIM Fixed Income favors public, BB and high single-B loans over sponsor-owned, low single-B, and CCC loans, as it expects those lower-quality loans to be most impacted by the more challenging fundamental backdrop. Credit selection and deep, fundamental credit research/modeling are increasingly important, and the avoidance of defaults is expected to be the biggest driver of alpha over the next 12 to 24 months. (Alpha is a measure of the excess return of a security or portfolio compared to a market or index.)

PGIM Floating Rate Income Fund    9

Strategy and Performance Overview* (continued)

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Floating Rate Income Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Floating Rate Income Fund		Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,037.30	1.05%	$5.30

	Hypothetical	$1,000.00	$1,019.59	1.05%	$5.26

Class C	Actual	$1,000.00	$1,033.50	1.80%	$9.08

	Hypothetical	$1,000.00	$1,015.87	1.80%	$9.00

Class Z	Actual	$1,000.00	$1,039.70	0.80%	$4.05

	Hypothetical	$1,000.00	$1,020.83	0.80%	$4.01

Class R6	Actual	$1,000.00	$1,038.80	0.75%	$3.79

	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2023, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of February 28, 2023

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 99.2%

ASSET-BACKED SECURITIES 9.6%

Collateralized Loan Obligations

Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2022-25A, Class A1, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)	6.029	%(c)	04/20/35		25,000	$24,526,117
Apidos CLO Ltd. (Jersey),
Series 2022-42A, Class D, 144A, 3 Month SOFR + 5.760% (Cap N/A, Floor 5.760%)	10.356	(c)	01/20/36		1,500	1,499,564
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2023-01A, Class B, 144A	—	(p)	04/20/35		13,250	13,247,655
Series 2023-01A, Class D, 144A	—	(p)	04/20/35		7,220	7,218,722
Barrow Hanley CLO Ltd. (Cayman Islands),
Series 2023-01A, Class A1, 144A	—	(p)	04/20/35		8,500	8,499,252
Series 2023-01A, Class B, 144A	—	(p)	04/20/35		5,000	4,999,115
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1A, 144A, 3 Month
LIBOR + 1.050% (Cap N/A, Floor 0.000%)	5.865	(c)	07/27/31		4,939	4,896,837
CarVal CLO Ltd. (Jersey),
Series 2023-01A, Class A2, 144A, 3 Month SOFR + 2.350% (Cap N/A, Floor 2.350%)	7.033	(c)	01/20/35		3,975	3,974,662
Series 2023-01A, Class B1, 144A, 3 Month SOFR + 2.750% (Cap N/A, Floor 2.750%)	7.433	(c)	01/20/35		3,975	3,974,662
CBAM Ltd. (Cayman Islands),
Series 2018-07A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	5.908	(c)	07/20/31		10,000	9,896,629
CIFC European Funding CLO DAC (Ireland),
Series 03A, Class B1, 144A, 3 Month EURIBOR + 1.500% (Cap N/A, Floor 1.500%)	3.788	(c)	01/15/34	EUR	2,000	2,006,483
CIFC Funding Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)	5.848	(c)	04/20/31		1,000	991,382
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 0.000%)	5.956	(c)	04/26/31		1,610	1,595,921
Guggenheim CLO Ltd. (Cayman Islands),
Series 2022-02A, Class B, 144A, 3 Month SOFR + 3.800% (Cap N/A, Floor 3.800%)	8.441	(c)	01/15/35		3,750	3,746,451
HPS Loan Management Ltd. (Cayman Islands),
Series 11A-17, Class AR, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	5.826	(c)	05/06/30		9,214	9,151,088

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    13

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 0.000%)	5.983%(c)	10/20/31		997	$982,787
Logan CLO Ltd. (Cayman Islands),
Series 2021-02A, Class B, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	6.508(c)	01/20/35		2,950	2,888,703
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	5.948(c)	10/15/32		2,500	2,474,349
Series 2021-59A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	5.935(c)	01/18/34		20,000	19,788,910
Medalist Partners Corporate Finance CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A2, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	6.658(c)	10/20/34		4,725	4,638,234
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A2R, 144A, 3 Month LIBOR + 1.780% (Cap N/A, Floor 0.000%)	6.572(c)	07/15/31		9,250	8,897,990
Nassau Ltd. (Jersey),
Series 2022-01A, Class B, 144A, 3 Month SOFR + 3.620% (Cap N/A, Floor 3.620%)	8.268(c)	01/15/31		5,250	5,224,389
OCP CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R2, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.882(c)	01/15/33		40,000	39,455,264
OFSI BSL Ltd. (Cayman Islands),
Series 2023-12A, Class AJ, 144A, 3 Month SOFR + 2.900% (Cap N/A, Floor 2.900%)	7.855(c)	01/20/35		3,200	3,199,728
Series 2023-12A, Class B, 144A, 3 Month SOFR + 3.150% (Cap N/A, Floor 3.150%)	8.105(c)	01/20/35		11,950	11,948,984
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2022-03A, Class A2, 144A, 3 Month SOFR + 3.000% (Cap N/A, Floor 3.000%)	7.005(c)	04/15/31		7,000	6,962,372
Sixth Street CLO Ltd. (Cayman Islands),
Series 2021-19A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	5.908(c)	07/20/34		5,000	4,918,768
Sound Point CLO Ltd.,
Series 2020-02A, Class DR, 144A, 3 Month LIBOR + 3.350% (Cap N/A, Floor 3.350%)	8.168(c)	10/25/34		1,500	1,366,555
Series 2022-35A, Class B, 144A, 3 Month SOFR + 3.100% (Cap N/A, Floor 3.100%)	7.696(c)	01/26/36		17,700	17,650,346
St. Pauls CLO (Ireland),
Series 11A, Class C2R, 144A	2.500	01/17/32	EUR	4,500	3,986,621

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Symphony CLO Ltd. (Cayman Islands),
Series 2016-18A, Class A1RR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	5.915%(c)	07/23/33	5,000	$4,932,161
Tikehau US CLO Ltd. (Bermuda),
Series 2022-02A, Class B, 144A, 3 Month SOFR + 3.560% (Cap N/A, Floor 3.560%)	8.350(c)	01/20/32	6,250	6,229,406
Voya CLO Ltd. (Cayman Islands),
Series 2019-03A, Class BR, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)	6.442(c)	10/17/32	8,650	8,438,337
Zais CLO Ltd. (Cayman Islands),
Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 2.190% (Cap N/A, Floor 0.000%)	6.982(c)	07/15/31	1,500	1,443,306

TOTAL ASSET-BACKED SECURITIES (cost $257,791,111)				255,651,750

CORPORATE BONDS 15.7%

Aerospace & Defense 0.4%

Boeing Co. (The),
Sr. Unsec’d. Notes	5.805	05/01/50	8,875	8,462,398
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(a)	7.875	04/15/27	2,000	1,980,000

				10,442,398

Airlines 0.0%

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A	5.750	01/20/26	125	116,186

Apparel 0.0%

Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	1,100	928,801

Auto Manufacturers 0.0%

Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes(a)	6.950	03/06/26	1,275	1,278,692

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    15

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment 0.1%

American Axle & Manufacturing, Inc.,
Gtd. Notes(a)	5.000%	10/01/29	1,297	$1,051,076
Dana, Inc.,
Sr. Unsec’d. Notes	4.500	02/15/32	1,480	1,180,114

				2,231,190

Banks 9.8%

Bank of America Corp.,
Jr. Sub. Notes, Series MM	4.300(ff)	01/28/25(oo)	49,020	44,645,348
Jr. Sub. Notes, Series RR	4.375(ff)	01/27/27(oo)	17,727	15,414,206
Citigroup, Inc.,
Jr. Sub. Notes	7.375(ff)	05/15/28(oo)	9,100	9,227,400
Jr. Sub. Notes, Series U	5.000(ff)	09/12/24(oo)	21,875	20,806,322
Jr. Sub. Notes, Series V	4.700(ff)	01/30/25(oo)	56,123	51,305,775
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U	3.650(ff)	08/10/26(oo)	3,000	2,524,814
Jr. Sub. Notes, Series V	4.125(ff)	11/10/26(oo)	27,469	23,700,792
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)	83,816	77,661,994
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%	9.254(c)	09/30/24	3,670	3,565,096
U.S. Bancorp,
Jr. Sub. Notes	3.700(ff)	01/15/27(oo)	4,250	3,575,337
Wells Fargo & Co.,
Jr. Sub. Notes, Series S	5.900(ff)	06/15/24(oo)	8,105	7,905,089

				260,332,173

Building Materials 0.3%

Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A	7.875	01/31/27	1,975	1,893,507
Masonite International Corp.,
Gtd. Notes, 144A	3.500	02/15/30	125	101,563
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	7,091	6,295,438

				8,290,508

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals 0.1%

Chemours Co. (The),
Gtd. Notes, 144A	4.625%	11/15/29	2,625	$2,133,039
Tronox, Inc.,
Gtd. Notes, 144A	4.625	03/15/29	2,200	1,792,002

				3,925,041

Commercial Services 0.1%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.500	03/01/28	2,046	1,889,494
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Unsec’d. Notes, 144A	6.000	06/01/29	400	300,046
Hertz Corp. (The),
Gtd. Notes, 144A(a)	5.000	12/01/29	1,475	1,224,388

				3,413,928

Diversified Financial Services 0.2%

VistaJet Malta Finance PLC/XO Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A(a)	6.375	02/01/30	1,875	1,650,000
Sr. Unsec’d. Notes, 144A(a)	7.875	05/01/27	3,575	3,423,062

				5,073,062

Electric 0.9%

Calpine Corp.,
Sr. Sec’d. Notes, 144A	3.750	03/01/31	2,200	1,785,187
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	8,725	7,355,719
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	650	534,617
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)	7,375	6,905,095
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)	5,225	5,036,839
Vistra Operations Co. LLC,
Gtd. Notes, 144A(a)	4.375	05/01/29	1,850	1,599,803

				23,217,260

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    17

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electronics 0.0%

Sensata Technologies BV,
Gtd. Notes, 144A(a)	4.000%	04/15/29	375	$330,739
Sensata Technologies, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	500	419,294

				750,033

Entertainment 0.0%

AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	10.000	06/15/26	393	202,034

Foods 0.3%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	6.500	02/15/28	6,525	6,487,531
B&G Foods, Inc.,
Gtd. Notes(a)	5.250	09/15/27	2,000	1,613,693

				8,101,224

Healthcare-Products 0.3%

Medline Borrower LP,
Sr. Sec’d. Notes, 144A
	3.875	04/01/29	8,857	7,385,699

Home Builders 0.3%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A(a)	4.625	04/01/30	3,960	3,187,199
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	500	444,680
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	4,200	3,150,000

				6,781,879

Housewares 0.2%

Scotts Miracle-Gro Co. (The),
Gtd. Notes(a)	4.000	04/01/31	3,000	2,411,939
Gtd. Notes	4.375	02/01/32	500	408,143

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Housewares (cont’d.)

SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A	6.500%		10/01/29		2,550	$1,653,633

						4,473,715

Internet 0.4%

United Group BV (Netherlands),
Sr. Sec’d. Notes, 3 Month EURIBOR + 3.250% (Cap N/A, Floor 3.250%)	5.904	(c)	02/15/26	EUR	5,000	4,725,581
Sr. Sec’d. Notes, 144A, 3 Month EURIBOR + 4.875% (Cap N/A, Floor 4.875%)	7.357	(c)	02/01/29	EUR	6,575	6,116,149

						10,841,730

Media 0.3%

CSC Holdings LLC,
Sr. Unsec’d. Notes, 144A	4.625		12/01/30		200	107,671
Sr. Unsec’d. Notes, 144A(a)	5.000		11/15/31		2,857	1,523,110
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $2,461,154; purchased 02/19/20 - 09/25/20)	6.625		08/15/27		3,075	80,138
Sec’d. Notes, 144A (original cost $1,839,782; purchased 01/14/21 - 01/26/21)	5.375		08/15/26		2,080	231,827
DISH DBS Corp.,
Gtd. Notes	7.750		07/01/26		1,000	775,532
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750		11/15/27		2,800	2,839,111
Sinclair Television Group, Inc.,
Sr. Sec’d. Notes, 144A (original cost $2,715,000; purchased 02/08/22)	4.125		12/01/30		3,000	2,324,892

						7,882,281

Miscellaneous Manufacturing 0.1%

Amsted Industries, Inc.,
Sr. Unsec’d. Notes, 144A
	4.625		05/15/30		1,500	1,318,750

Oil & Gas 0.4%

Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes^	7.875		12/15/24(d)		6,725	45,730

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    19

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	6.000%	04/15/30	3,750	$3,404,009
Sr. Unsec’d. Notes, 144A	6.250	04/15/32	3,750	3,396,739
Nabors Industries, Inc.,
Gtd. Notes, 144A(a)	7.375	05/15/27	3,205	3,083,290

				9,929,768

Packaging & Containers 0.3%

Graphic Packaging International LLC,
Gtd. Notes, 144A(a)	3.750	02/01/30	2,600	2,218,693
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A	6.000	09/15/28	3,250	2,814,662
OI European Group BV,
Gtd. Notes, 144A(a)	4.750	02/15/30	2,200	1,958,000

				6,991,355

Pharmaceuticals 0.0%

Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	02/15/29	1,250	537,500
Gtd. Notes, 144A	5.250	01/30/30	525	225,750
Gtd. Notes, 144A	6.250	02/15/29	759	326,370

				1,089,620

Real Estate 0.1%

Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.375	02/01/31	2,945	2,398,264
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	1,025	826,362

				3,224,626

Real Estate Investment Trusts (REITs) 0.3%

Diversified Healthcare Trust,
Gtd. Notes(a)	4.375	03/01/31	10,519	7,367,249
Gtd. Notes	9.750	06/15/25	726	704,436
Sr. Unsec’d. Notes	4.750	05/01/24	350	311,143
Sr. Unsec’d. Notes	4.750	02/15/28	1,375	897,273

				9,280,101

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Retail 0.2%

At Home Group, Inc.,
Gtd. Notes, 144A(a)
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,	7.125%		07/15/29		4,100	$2,551,977
Sr. Sec’d. Notes, 144A	4.625		01/15/29		100	86,543
Gap, Inc. (The),
Gtd. Notes, 144A	3.875		10/01/31		4,070	2,908,614

						5,547,134

Software 0.2%

TeamSystem SpA (Italy),
Sr. Sec’d. Notes, 3 Month EURIBOR + 3.750% (Cap N/A, Floor 3.750%)	6.038	(c)	02/15/28	EUR	5,000	5,112,399

Telecommunications 0.4%

Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A	8.000		12/31/26		242	106,084
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000		12/31/25		759	370,933
Sr. Sec’d. Notes, 144A	8.750		05/25/24		3,005	2,610,954
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750		03/01/23		8,113	3,163,056
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes^	5.500		08/01/23(d)		2,975	3
Gtd. Notes, 144A^	8.500		10/15/24(d)		25	—
Gtd. Notes, 144A^	9.750		07/15/25(d)		25	—
Level 3 Financing, Inc.,
Gtd. Notes, 144A	3.750		07/15/29		1,000	628,948
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, Series U	7.650		03/15/42		950	473,626
TMNL Holding BV (Netherlands),
Sr. Sec’d. Notes, 144A(a)	3.750		01/15/29	EUR	4,500	4,071,969

						11,425,573

TOTAL CORPORATE BONDS
(cost $484,304,405)						419,587,160

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    21

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS 72.7%

Advertising 0.4%

Terrier Media Buyer, Inc.,
2021 Refinancing Term B Loans, 3 Month LIBOR + 3.500%	8.230	%(c)	12/17/26	11,577	$10,858,111

Aerospace & Defense 0.4%

Dynasty Acquisition Co., Inc.,
2020 Specified Refinancing Term B-1 Facility, 1 Month SOFR + 3.500%	8.118	(c)	04/06/26	4,659	4,556,163
2020 Specified Refinancing Term B-2 Facility, 1 Month SOFR + 3.500%	8.118	(c)	04/06/26	2,505	2,449,550
Spirit AeroSystems, Inc.,
Initial Term Loans, 3 Month SOFR + 4.500%	9.176	(c)	01/15/27	3,561	3,567,249

					10,572,962

Agriculture 0.2%

Alltech, Inc.,
Term B Loan, 1 Month LIBOR + 4.000%	8.635	(c)	10/13/28	6,415	6,216,879

Airlines 2.7%

Air Canada (Canada),
Term Loan, 3 Month LIBOR + 3.500%	8.369	(c)	08/11/28	9,240	9,217,307
American Airlines, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.750%	9.558	(c)	04/20/28	23,100	23,665,950
Seventh Amendment Extended Term Loan, 6 Month SOFR + 3.178%	8.154	(c)	02/15/28	4,500	4,374,374
Mileage Plus Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 5.250%	9.996	(c)	06/21/27	10,458	10,885,549
United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%	8.568	(c)	04/21/28	22,857	22,802,522

					70,945,702

Apparel 0.8%

Calceus Acquisition, Inc.,
Term Loan, 3 Month LIBOR + 5.500%	10.230	(c)	02/12/25	12,973	12,486,093
Fanatics Commerce Intermediate Holdco LLC,
Initial Term Loan, 1 Month LIBOR + 3.250%	7.885	(c)	11/24/28	7,734	7,698,235

					20,184,328

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Auto Manufacturers 0.5%

American Trailer World Corp.,
First Lien Initial Term Loan, 1 Month SOFR + 3.750%	8.368	%(c)	03/03/28	9,199	$8,104,291
Novae LLC,
Tranche B Term Loan, 1 Month SOFR + 5.000%	9.696	(c)	12/22/28	6,251	5,333,869

					13,438,160

Auto Parts & Equipment 1.1%

Adient US LLC,
Term B-1 Loan, 1 Month LIBOR + 3.250%	7.885	(c)	04/10/28	1,650	1,648,195
Autokiniton U.S. Holdings, Inc.,
Closing Date Term B Loan, 1 Month LIBOR + 4.500%	9.101	(c)	04/06/28	3,595	3,559,281
Dexko Global, Inc.,
First Lien Closing Date Dollar Term Loan, 3 Month SOFR + 3.750%	8.593	(c)	10/04/28	6,114	5,725,140
First Brands Group LLC,
2022-Ii Incremental Termloan, 6 Month SOFR + 5.000%	10.246	(c)	03/30/27	4,475	4,251,250
First Lien 2021 Term Loan, 6 Month SOFR + 5.000%	10.252	(c)	03/30/27	5,359	5,186,592
IXS Holdings, Inc.,
Term Loan, 6 Month LIBOR + 4.250%	9.479	(c)	03/05/27	4,761	3,896,256
Truck Hero, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.750%	8.385	(c)	01/31/28	6,350	5,745,367

					30,012,081

Banks 0.1%

Walker & Dunlop, Inc.,
Incremental Term B Loan, 1 Month SOFR + 3.100%^	7.718	(c)	12/16/28	2,350	2,332,375

Beverages 1.1%

Arctic Glacier USA, Inc.,
Specified Refinancing Term Loan, 3 Month LIBOR + 3.500%	8.230	(c)	03/20/24	12,567	11,574,728

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    23

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Beverages (cont’d.)

City Brewing Co. LLC,
First Lien Closing Date Term Loan, 3 Month LIBOR + 3.500%	8.330	%(c)	04/05/28		12,957	$5,981,611
Pegasus Bidco BV (United Kingdom),
Initial Pounds Sterling Term Loan, SONIA + 5.250%	9.177	(c)	07/12/29	GBP	9,300	10,840,417

						28,396,756

Building Materials 1.3%

Cornerstone Building Brands, Inc.,
New Term Loan B, 1 Month LIBOR + 3.250%	7.838	(c)	04/12/28		7,701	7,104,170
Term Loan, 1 Month SOFR + 5.625%	10.187	(c)	08/01/28		3,425	3,272,588
CP Atlas Buyer, Inc.,
Term B Loan, 1 Month SOFR + 3.500%	8.218	(c)	11/23/27		4,281	3,912,075
Hunter Douglas, Inc. (Netherlands),
Tranche B-1 Term Loans, 3 Month SOFR + 3.500%	8.373	(c)	02/26/29		9,706	8,893,260
Oscar Acquisitionco LLC,
Term B Loan, 1 Month SOFR + 4.600%	9.180	(c)	04/29/29		5,035	4,862,848
Smyrna Ready Mix Concrete LLC,
Initial Term Loan, 1 Month SOFR + 4.350%^	8.968	(c)	04/02/29		4,343	4,321,409
Vector WP HoldCo, Inc.,
Initial Term B Loan, 1 Month LIBOR + 5.000%	9.625	(c)	10/12/28		2,970	2,918,025

						35,284,375

Chemicals 2.6%

Ascend Performance Materials Operations LLC,
2021 Refinancing Term Loan, 6 Month SOFR + 4.850%	8.831	(c)	08/27/26		4,190	4,179,747
ColourOZ Investment LLC,
Term Loan, 3 Month LIBOR + 4.250%	9.066	(c)	09/21/23		14,506	10,161,279
Term Loan, 3 Month LIBOR + 4.250%	9.066	(c)	09/21/23		2,383	1,668,964
Colouroz Midco - Colouroz Investment 2 LLC,
Term Loan	—	(p)	09/21/24		135	73,776
DuBois Chemicals Group, Inc.,
First Lien Initial Term Loan, 1 Month SOFR + 4.600%	9.218	(c)	09/30/26		8,952	8,762,097
Geon Performance Solutions LLC,
Initial Term Loan, 3 Month LIBOR + 4.500%	9.230	(c)	08/18/28		9,471	9,419,738

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Chemicals (cont’d.)

Ineos U.S. Petrochem LLC,
2026 Tranche B Dollar Term Loan, 1 Month LIBOR + 2.750%	7.385	%(c)	01/29/26		5,097	$5,062,968
Ineos US Financial LLC,
Term Loan	—	(p)	02/28/30		3,225	3,200,812
Iris Holdings Ltd.,
Initial Term Loan, 3 Month SOFR + 4.750%	9.526	(c)	06/28/28		5,169	4,514,056
Lsf11 A5 Holdco LLC,
Incremental Term Loan, 3 Month SOFR + 4.350%	8.968	(c)	10/15/28		6,575	6,424,321
Luxembourg Investment Co. Sarl (Luxembourg),
Initial Term Loan, 3 Month SOFR + 5.150%	9.730	(c)	01/03/29		6,859	5,458,919
Tronox Finance LLC,
First Lien 2022 Incremental Term Loan, 3 Month SOFR + 3.250%	7.830	(c)	04/04/29		8,926	8,859,172
Venator Materials LLC,
Initial Term Loan, 3 Month LIBOR + 3.000%	7.730	(c)	08/08/24		1,165	859,463

						68,645,312

Commercial Services 5.1%

Albion Acquisitions Ltd. (United Kingdom),
Term Loan B, 3 Month LIBOR + 5.250%	10.065	(c)	08/17/26		2,970	2,860,481
Albion Financing SARL,
Term Loan	—	(p)	08/17/26		4,025	3,886,641
Allied Universal Holdco LLC,
Term Loan USD, 1 Month SOFR + 3.850%	8.468	(c)	05/12/28		5,353	5,150,397
Amentum Government Services Holdings LLC,
Tranche 3 Term Loan, 6 Month SOFR + 4.000%	8.161	(c)	02/15/29		13,765	13,587,157
ArchKey Holdings, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 5.250%	10.012	(c)	06/29/28		3,775	3,671,143
Avis Budget Car Rental LLC,
New Tranche B Term Loan, 1 Month LIBOR + 1.750%	6.390	(c)	08/06/27		1,746	1,715,891
Boels Topholding BV (Netherlands),
Facility B2, 3 Month EURIBOR + 3.250%	5.778	(c)	02/06/27	EUR	4,000	4,142,660
Cimpress PLC,
Tranche B-1 Term Loan, 1 Month LIBOR + 3.500%	8.135	(c)	05/17/28		4,243	3,845,128
CoreLogic Inc,
First Lien Initial Term Loan, 1 Month LIBOR + 3.500%	8.188	(c)	06/02/28		21,873	18,701,744

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    25

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Commercial Services (cont’d.)

Electro Rent Corporation,
Extended Term Loan, 1 Month SOFR + 5.500%	10.271	%(c)	11/01/24		1,496	$1,467,036
Fly Funding II Sarl (Luxembourg),
Term Loan B, 3 Month LIBOR + 1.750%	6.600	(c)	08/11/25		18,284	15,993,829
Fugue Finance LLC (Singapore),
Term Loan	—	(p)	01/31/28		2,310	2,312,887
Indy US Holdco LLC,
Term Loan	—	(p)	03/05/28		9,746	8,826,327
Term Loan	—	(p)	03/05/28		4,724	4,278,067
Kingpin Intermediate Holdings LLC,
Amendment No. 8 Term Loan, 1 Month SOFR + 3.500%^	8.118	(c)	02/08/28		3,979	3,974,348
Latham Pool Products, Inc.,
Initial Term Loan, SONIA + 8.000%^	8.728	(c)	02/23/29	GBP	9,627	9,049,615
Mavis Tire Express Services TopCo LP,
First Lien Initial Term Loan, 1 Month SOFR + 4.000%	8.732	(c)	05/04/28		5,757	5,574,301
MPH Acquisition Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 4.250%	9.203	(c)	09/01/28		12,835	10,789,244
PECF USS Intermediate Holding III Corp.,
Initial Term Loan, 1 Month LIBOR + 4.250%	8.885	(c)	12/15/28		3,045	2,573,228
Spectrum Group Buyer, Inc.,
Term Loan B, 6 Month SOFR + 6.500%	11.324	(c)	05/19/28		4,919	4,664,909
Vaco Holdings LLC,
Initial Term Loan, 3 Month SOFR + 5.000%	9.730	(c)	01/19/29		5,608	5,539,971
WMB Holdings, Inc.,
Tranche B USD Term Loans, 1 Month SOFR + 3.350%	7.968	(c)	11/02/29		4,834	4,830,579

						137,435,583

Computers 3.7%

ConvergeOne Holdings Corp.,
First Lien Initial Term Loan, 1 Month LIBOR + 5.000%	9.635	(c)	01/04/26		19,350	12,277,400
Escape Velocity Holdings, Inc.,
First Lien Initial Term Loan, 6 Month LIBOR + 4.250%	8.980	(c)	10/08/28		4,080	3,913,032
McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%	8.418	(c)	03/01/29		18,370	17,095,727
Peraton Corp.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%	8.385	(c)	02/01/28		13,325	13,179,418

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Computers (cont’d.)

Procera Networks, Inc. (Canada),
Initial Term Loan (First Lien), 3 Month LIBOR + 4.500%	9.325	%(c)	10/31/25		8,853	$8,354,759
Redstone Holdco LP,
First Lien Initial Term Loan, 3 Month LIBOR + 4.750%	9.568	(c)	04/27/28		13,522	10,992,065
VeriFone Systems, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.000%	8.953	(c)	08/20/25		11,318	10,490,748
Vision Solutions, Inc.,
Third Amendment Term Loan (First Lien), 3 Month LIBOR + 4.000%	8.818	(c)	04/24/28		10,877	9,881,575
Western Digital Corp.,
Initial Dollar Term B Loan, 1 Month SOFR + 2.850%	7.411	(c)	08/17/29		10,633	10,542,520
World Wide Technology Holding Co. LLC,
Term Loan, 1 Month SOFR + 3.250%^	8.015	(c)	03/01/30		3,275	3,262,719

						99,989,963

Cosmetics/Personal Care 0.6%

Conair Holdings LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%	8.480	(c)	05/17/28		8,213	7,222,188
Rainbow Finco Sarl (Luxembourg),
Facility B3 Loan, SONIA + 4.750%	8.678	(c)	02/23/29	GBP	9,275	10,236,028

						17,458,216

Distribution/Wholesale 0.3%
Quimper AB (Sweden),
Term Loan, 3 Month EURIBOR + 2.925% (Cap N/A, Floor 0.000%)	5.057	(c)	02/13/26	EUR	7,000	7,097,164

Diversified Financial Services 2.6%
Castlelake Aviation Finance DAC,
Term Loan, 1 Month SOFR + 2.750%	7.368	(c)	10/22/27		6,040	5,969,531
Castlelake Aviation One DAC,
Initial Term Loan, 3 Month LIBOR + 2.750%	7.519	(c)	10/22/26		11,764	11,658,858
Cowen, Inc.,
Initial Term Loan, 6 Month LIBOR + 3.250%	7.433	(c)	03/24/28		22,233	22,204,753

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    27

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Diversified Financial Services (cont’d.)

Eisner Advisory Group LLC,
2022 Incremental Term Facility, 1 Month SOFR + 5.250%^	9.926	%(c)	07/28/28	1,475	$1,463,938
Hudson River Trading LLC,
Term Loan, 1 Month SOFR + 3.114%	7.732	(c)	03/20/28	16,773	15,994,598
LHS Borrower LLC,
Initial Term Loan, 1 Month SOFR + 4.850%	9.468	(c)	02/16/29	4,530	3,674,809
Paysafe Holdings U.S. Corp.,
Facility B1, 1 Month LIBOR + 2.750%	7.385	(c)	06/28/28	4,033	3,855,294
VFH Parent LLC,
Initial Term Loan, 1 Month SOFR + 3.100%	7.661	(c)	01/13/29	4,163	4,105,512

					68,927,293

Electric 0.6%

Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 6.000%	10.415	(c)	07/30/26	11,994	3,961,024
Lightstone HoldCo LLC,
Extended Term C Loan, 1 Month SOFR + 5.750%	10.368	(c)	01/29/27	793	672,831
Extended Term Loan B, 1 Month SOFR + 5.750%	10.368	(c)	01/29/27	14,016	11,896,065

					16,529,920

Electronics 0.6%

II-VI, Inc.,
Term Loan B, 1 Month LIBOR + 2.750%	7.385	(c)	07/02/29	8,241	8,189,139
Ingram Micro, Inc.,
Initial Term Loan, 3 Month LIBOR + 3.500%	8.230	(c)	06/30/28	6,657	6,602,773

					14,791,912

Energy-Alternate Sources 0.1%

WIN Waste Innovations Holdings, Inc.,
Initial Term Loan, 3 Month LIBOR + 2.750%	7.480	(c)	03/24/28	3,925	3,709,018

Entertainment 3.7%

Allen Media LLC,
Term B Loan, 3 Month SOFR + 5.650%	10.230	(c)	02/10/27	20,397	16,980,515
AMC Entertainment Holdings, Inc.,
Term B-1 Loan, 1 Month LIBOR + 3.000%	7.573	(c)	04/22/26	729	455,365
AP Gaming I LLC,
Term B Loans, 3 Month SOFR + 4.000%	8.730	(c)	02/15/29	7,766	7,533,202

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Entertainment (cont’d.)

Caesars Entertainment, Inc.,
Term B Loan, 1 Month SOFR + 3.350%	7.968	%(c)	02/06/30	13,950	$13,921,667
CBAC Borrower LLC,
Term B Loan, 1 Month LIBOR + 4.000%	8.635	(c)	07/08/24	9,141	8,912,275
Entain Holdings Gibraltar Ltd.,
Facility B2, 3 Month SOFR + 3.600%	8.180	(c)	10/31/29	5,325	5,320,005
Flutter Entertainment PLC (Ireland),
Third Amendment 2028-B Term Loan, 3 Month SOFR + 3.512%	8.092	(c)	07/22/28	8,304	8,301,073
Golden Entertainment, Inc.,
Term B Facility Loan (First Lien), 1 Month LIBOR + 3.000%	7.620	(c)	10/21/24	10,927	10,899,322
J&J Ventures Gaming LLC,
Initial Term Loan, 3 Month LIBOR + 4.000%	8.730	(c)	04/26/28	7,948	7,630,311
Maverick Gaming LLC,
Term Loan B, 3 Month LIBOR + 7.500%	12.453	(c)	09/03/26	9,148	6,860,837
Raptor Acquisition Corp.,
Term B Loan, 3 Month LIBOR + 4.000%	8.753	(c)	11/01/26	2,524	2,511,275
Scientific Games Holdings LP,
Initial Dollor Term Loan, 3 Month SOFR + 3.500%	8.103	(c)	04/04/29	9,202	9,033,717

					98,359,564

Environmental Control 0.4%

GFL Environmental, Inc. (Canada),
2023 Refinancing Term Loan, 1 Month SOFR + 3.100%	7.661	(c)	05/31/27	3,247	3,252,528
Packers Holdings LLC,
Initial Term Loan, 1 Month LIBOR + 3.250%	7.851	(c)	03/09/28	7,757	7,068,516

					10,321,044

Foods 0.4%

BCPE North Star U.S. Holdco, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.000%	8.730	(c)	06/09/28	9,560	8,595,637
H-Food Holdings LLC,
Initial Term Loan, 1 Month LIBOR + 3.688%	8.257	(c)	05/23/25	2,576	2,286,557

					10,882,194

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    29

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Forest Products & Paper 0.3%

Domtar Corp.,
Initial Term Loan, 1 Month LIBOR + 5.500%	10.101	%(c)	11/30/28	6,679	$6,557,016
Schweitzer-Mauduit International, Inc.,
Term Loan, 1 Month LIBOR + 3.750%^	8.438	(c)	04/20/28	1,497	1,467,256

					8,024,272

Healthcare-Products 0.4%

Bausch & Lomb Corporation,
Initial Term Loan, 3 Month SOFR + 3.350%	7.842	(c)	05/10/27	7,821	7,643,644
Mozart Borrower LP,
Initial Dollar Term Loan, 1 Month LIBOR + 3.250%	7.885	(c)	10/23/28	2,800	2,695,778

					10,339,422

Healthcare-Services 2.9%

Accelerated Health Systems LLC,
Initial Term B Loan, 3 Month SOFR + 4.400%	8.980	(c)	02/15/29	22,942	14,854,911
Air Methods Corp.,
Initial Term Loan, 3 Month LIBOR + 3.500%	8.230	(c)	04/22/24	4,141	2,581,446
Envision Healthcare Corp.,
First Out Term Loan, 3 Month SOFR + 8.025%	12.605	(c)	03/31/27	93	83,307
Second Out Term Loan, 3 Month SOFR + 4.250%	8.830	(c)	03/31/27	441	174,234
Third Out Term Loan, 3 Month SOFR + 3.750%	8.330	(c)	03/31/27	207	43,561
eResearch Technology, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 4.500%	9.135	(c)	02/04/27	4,774	4,385,578
Global Medical Response, Inc.,
2017-2 New Term Loan, 3 Month LIBOR + 4.250%	9.203	(c)	03/14/25	10,214	8,069,310
LifePoint Health, Inc.,
First Lien Term B Loan, 3 Month LIBOR + 3.750%	8.575	(c)	11/16/25	10,400	9,937,782
Phoenix Guarantor, Inc.,
Tranche B-1 Term Loan, 1 Month LIBOR + 3.250%	7.885	(c)	03/05/26	6,791	6,668,471
Tranche B3 Term Loan, 1 Month LIBOR + 3.500%	8.135	(c)	03/05/26	11,282	11,078,165
Sound Inpatient Physicians Holdings LLC,
First Lien 2021 Incremental Term Loan, 3 Month LIBOR + 3.000%	7.825	(c)	06/27/25	1,256	1,017,259
First Lien Initial Term Loan, 3 Month LIBOR + 3.000%	7.825	(c)	06/27/25	1,979	1,603,213

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Healthcare-Services (cont’d.)

Sound Inpatient Physicians, Inc.,
Second Lien Initial Loan, 3 Month LIBOR + 6.750%	11.575	%(c)	06/26/26		12,776	$9,454,548
U.S. Renal Care, Inc.,
2021 Incremental Term Loan, 1 Month LIBOR + 0.500%	10.125	(c)	06/26/26		2,316	1,551,658
First Lien Term Loan B, 1 Month LIBOR + 5.000%	9.688	(c)	06/26/26		8,218	5,472,883

						76,976,326

Home Furnishings 1.0%

Osmosis Buyer Ltd.,
2022 Incremental Term B Loan, SONIA + 8.000%	7.838	(c)	07/30/28	GBP	5,041	4,849,011
Snap One Holdings Corp.,
Initial Term Loan, 1 Month LIBOR + 4.500%	9.135	(c)	12/08/28		5,533	5,235,779
TGP Holdings III LLC,
First Lien Closing Date Term Loan, 3 Month LIBOR + 3.250%	8.075	(c)	06/29/28		9,283	7,394,213
Weber-Stephen Products LLC,
2022 Incrementeal Term B Loan, 1 Month SOFR + 4.250%	8.868	(c)	10/30/27		4,144	3,615,367
Initial Term B Loan, 1 Month LIBOR + 3.250%	7.885	(c)	10/30/27		5,303	4,604,631

						25,699,001

Household Products/Wares 0.2%

Kronos Acquisition Holdings, Inc. (Canada),
Tranche B-1 Term Loan, 3 Month LIBOR + 3.750%	8.703	(c)	12/22/26		4,808	4,668,881

Housewares 0.3%

SWF Holdings I Corp.,
Initial Term Loan, 3 Month LIBOR + 4.000%	8.753	(c)	10/06/28		9,230	7,941,520

Insurance 2.5%

Acrisure LLC,
2021-1 Additional Term Loan, 1 Month LIBOR + 3.750%	8.385	(c)	02/15/27		1,220	1,166,715
First Lien 2021-2 Additional Term Loan, 1 Month LIBOR + 4.250%	8.885	(c)	02/15/27		1,584	1,523,281
Term Loan B 2020, 1 Month LIBOR + 3.500%	8.135	(c)	02/15/27		17,951	17,098,547

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    31

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Insurance (cont’d.)

Amwins Group, Inc.,
February 2023 Incremental Term Loan, 1 Month SOFR + 2.750%	7.412	%(c)	02/19/28	3,935	$3,894,422
Asurion LLC,
New B-04 Term Loan, 1 Month LIBOR + 5.250%	9.885	(c)	01/20/29	13,250	11,240,348
New B-08 Term Loan, 1 Month LIBOR + 3.250%	7.885	(c)	12/23/26	9,311	8,845,213
New B-09 Term Loan, 1 Month LIBOR + 3.250%	7.885	(c)	07/31/27	16,869	15,705,855
New B-10 Term Loan, 3 Month SOFR + 4.100%	8.680	(c)	08/19/28	2,304	2,154,798
New B-11 Term Loan, 1 Month SOFR + 4.350%	8.912	(c)	08/21/28	1,100	1,037,025
BroadStreet Partners, Inc.,
Tranche B-2 Term Loan, 1 Month LIBOR + 3.250%	7.885	(c)	01/27/27	5,039	4,948,478

					67,614,682

Internet 0.2%

Uber Technologies, Inc.,
Term Loan, 1 Month SOFR + 2.750%	7.458	(c)	02/28/30	5,775	5,775,000

Investment Companies 0.1%

EIG Management Co. LLC,
Initial Term Loan, 1 Month SOFR + 3.750%^	8.368	(c)	02/24/25	1,938	1,923,732
Global Business Travel Holdings Ltd.,
Initial Term Loan, 1 Month LIBOR + 2.500%	7.135	(c)	08/13/25	716	672,092

					2,595,824

Iron/Steel 0.0%

Phoenix Services International LLC,
New Money DIP Term Loan, 1 Month SOFR + 12.000%	15.047	(c)	03/28/23	758	718,285

Leisure Time 0.8%

Bombardier Recreational Products, Inc. (Canada),
2020 Replacement Term Loan, 1 Month LIBOR + 2.000%	6.635	(c)	05/24/27	4,364	4,255,319
2022-2 Incremental Loan, 1 Month SOFR + 3.500%	8.118	(c)	12/13/29	9,975	9,893,953

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Leisure Time (cont’d.)

Fender Musical Instruments Corp.,
Initial Term Loan, 1 Month SOFR + 4.100%^	8.664	%(c)	12/01/28	3,610	$3,213,015
Recess Holdings, Inc.,
Term Loan, 3 Month LIBOR + 3.750%	8.575	(c)	09/29/24	4,993	4,974,165

					22,336,452

Lodging 0.4%

Spectacle Gary Holdings LLC,
Term Loan B, 1 Month LIBOR + 4.250%	8.885	(c)	12/11/28	7,214	7,031,242
Travel + Leisure Co.,
2022 Incremental Term Loan, 1 Month SOFR + 4.100%^	8.608	(c)	12/14/29	2,575	2,565,343

					9,596,585

Machinery-Diversified 1.8%

ASP Blade Holdings, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.000%	8.730	(c)	10/13/28	4,219	3,507,425
CD&R Hydra Buyer, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.250%	8.885	(c)	12/11/24	3,050	2,985,092
Second Lien Initial Term Loan, 1 Month LIBOR + 8.000%	12.635	(c)	04/30/26	300	282,750
Chart Industries, Inc.,
Term Loan	—	(p)	06/30/30	7,925	7,860,609
Columbus McKinnon Corp.,
Initial Term Loan, 3 Month LIBOR + 2.750%	7.500	(c)	05/12/28	3,423	3,406,327
DXP Enterprises, Inc.,
Initial Term Loan, 6 Month SOFR + 5.350%	9.955	(c)	12/23/27	1,496	1,460,025
Engineered Machinery Holdings, Inc.,
Incremental USD 1st Lien Term Loan, 3 Month LIBOR + 3.750%	8.619	(c)	05/21/28	2,500	2,477,083
Hyster-Yale Group, Inc.,
Term loan B Facility, 1 Month LIBOR + 3.500%	8.135	(c)	05/26/28	5,043	4,538,985
New VAC U.S. LLC (Germany),
Term B Loan, 3 Month LIBOR + 4.000%	8.730	(c)	03/08/25	1,326	1,179,432
Pro Mach Group, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.000%	8.635	(c)	08/31/28	5,451	5,430,614

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    33

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Machinery-Diversified (cont’d.)

Project Castle, Inc.,
Intial Term Loan, 3 Month SOFR + 5.500%	10.080	%(c)	06/01/29	6,384	$5,474,280
Vertical Midco Gmbh (Germany),
Term Loan B, 6 Month LIBOR + 3.500%	8.602	(c)	07/30/27	9,002	8,800,677

					47,403,299

Media 3.8%

Charter Communications Operating LLC,
Term Loan B2, 1 Month LIBOR + 1.750%	6.368	(c)	02/01/27	2,985	2,952,865
Coral-U.S. Co-Borrower LLC (Chile),
Term B-5 Loan, 1 Month LIBOR + 2.250%	6.838	(c)	01/31/28	1,000	966,719
Term Loan B6, 1 Month LIBOR + 3.000%	7.588	(c)	10/15/29	6,275	6,179,306
CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	9.062	(c)	01/17/28	7,821	7,302,953
Diamond Sports Group LLC,
First Lien Term Loan, 3 Month SOFR + 8.150%	12.775	(c)	05/25/26	6,210	5,775,151
Second Lien Term loan, 3 Month SOFR + 3.400%	8.025	(c)	08/24/26	55,772	6,065,152
Entercom Media Corp.,
Term Loan B-2, 1 Month LIBOR + 2.500%	7.135	(c)	11/18/24	5,192	3,371,883
iHeartCommunications, Inc.,
Incremental B Term Loan, 1 Month LIBOR + 3.250%	7.885	(c)	05/01/26	14,085	13,650,820
New Term Loan, 1 Month LIBOR + 3.000%	7.635	(c)	05/01/26	6,278	6,067,162
Radiate Holdco LLC,
Amendment No. 6 Term Loan, 1 Month LIBOR + 3.250%	7.885	(c)	09/25/26	8,739	7,241,084
Sinclair Television Group, Inc.,
Term B-2 Loan, 1 Month LIBOR + 2.500%	7.140	(c)	09/30/26	3,102	3,006,688
Term B-3 Loan, 1 Month LIBOR + 3.000%	7.640	(c)	04/01/28	1,630	1,566,411
Term Loan B-4, 1 Month SOFR + 3.850%	8.468	(c)	04/21/29	18,905	18,385,112
Univision Communications, Inc.,
2021 Replacement Term Loan, 1 Month LIBOR + 3.250%	7.885	(c)	03/15/26	3,074	3,050,568
2022 Incremental First-Lien Term Loan, 3 Month SOFR + 4.250%	8.830	(c)	06/24/29	3,184	3,164,100
Initial First Lien Term Loan, 1 Month LIBOR + 3.250%	7.885	(c)	01/31/29	12,272	12,064,859

					100,810,833

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Metal Fabricate/Hardware 1.2%

AZZ, Inc.,
Initial Term Loan, 1 Month SOFR + 4.350%	8.968	%(c)	05/11/29	6,399	$6,401,037
Crosby U.S. Acquisition Corp.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.750%	9.503	(c)	06/26/26	9,324	9,055,834
Form Technologies LLC,
First Lien Last Out Term Loan, 3 Month LIBOR + 9.000%^	13.958	(c)	10/22/25	3,434	2,747,144
Grinding Media, Inc.,
First Lien Initial Term Loan, 6 Month LIBOR + 4.000%^	8.765	(c)	10/12/28	9,684	9,054,765
WireCo WorldGroup, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.250%	8.875	(c)	11/13/28	5,561	5,534,770

					32,793,550

Miscellaneous Manufacturing 0.1%

Gates Global LLC,
Initial B-4 Dollar Term Loan, 1 Month SOFR + 3.500%	8.118	(c)	11/16/29	2,988	2,985,427

Oil & Gas 0.1%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	13.815	(c)	11/01/25	1,625	1,722,500

Packaging & Containers 2.4%

Albea Beauty Holdings Sarl (France),
Facility B2 (USD), 3 Month LIBOR + 2.750%	7.480	(c)	04/22/24	242	227,811
Charter Next Generation, Inc.,
Refinancing 2021 Term Loan, 1 Month SOFR + 3.750%	8.482	(c)	12/01/27	7,692	7,559,234
Clydesdale Acquisition Holdings, Inc.,
Term B Loan, 1 Month SOFR + 4.175%	8.893	(c)	04/13/29	8,059	7,937,993
LABL, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 5.000%	9.635	(c)	10/27/28	4,525	4,408,725
Pactiv Evergreen Group Holdings, Inc.,
Tranche B-3 U.S. Term Loans, 1 Month LIBOR + 3.250%	7.885	(c)	09/25/28	4,888	4,865,733
Plaze, Inc.,
2021-1 TERM LOAN, 1 Month LIBOR + 3.750%	8.385	(c)	08/03/26	2,407	2,250,188

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    35

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Packaging & Containers (cont’d.)

Plaze, Inc., (cont’d.)
Initial Term Loan, 1 Month LIBOR + 3.500%	8.135	%(c)	08/03/26	445	$416,374
Pregis Topco LLC,
First Lien Initial Term Loan, 1 Month SOFR + 3.750%	8.482	(c)	07/31/26	1,716	1,694,510
Pregis TopCo LLC,
Facility Incremental Amendment No. 3, 1 Month LIBOR + 3.750%	8.385	(c)	07/31/26	3,451	3,400,994
Pretium PKG Holdings, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.000%	8.762	(c)	10/02/28	4,703	4,096,046
Proampac PG Borrower LLC,
Term Loan, 1 - 3 Month LIBOR + 3.750%	8.651	(c)	11/03/25	5,178	5,082,090
Reynolds Group Holdings, Inc.,
Tranche B-2 US Term Loan, 1 Month LIBOR + 3.250%	7.885	(c)	02/05/26	9,862	9,830,191
Secure Acquisition, Inc.,
Closing Date Term Loan, 3 Month LIBOR + 5.000%^	9.730	(c)	12/15/28	1,982	1,803,517
Tosca Services LLC,
2021 Refinancing Term Loan, 1 Month SOFR + 3.500%	8.232	(c)	08/18/27	383	295,937
Trident TPI Holdings, Inc.,
Tranche B-1 Term Loan, 3 Month LIBOR + 3.250%	7.980	(c)	10/17/24	5,356	5,319,149
Tranche B-4 Initial Term Loans, 3 Month SOFR + 5.250%	9.830	(c)	09/15/28	1,625	1,591,146
Valcour Packaging LLC,
Initial Term Loan, 6 Month LIBOR + 3.750%^	7.982	(c)	10/04/28	2,432	2,097,277

					62,876,915

Pharmaceuticals 1.3%

Amneal Pharmaceuticals LLC,
Initial Term Loan, 1 Month LIBOR + 3.500%	8.229	(c)	05/04/25	17,296	16,261,315
Gainwell Acquisition Corp.,
Term B Loan, 3 Month LIBOR + 4.000%	8.730	(c)	10/01/27	10,713	10,297,426
Mallinckrodt International Finance SA,
2017 Replacement Term Loan, 3 Month LIBOR + 5.250%	9.986	(c)	09/30/27	9,902	7,785,701

					34,344,442

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Pipelines 0.4%

Prairie ECI Acquiror, LP,
Initial Term Loan, 1 Month LIBOR + 4.750%	9.385	%(c)	03/11/26		9,516	$9,364,372
Whitewater Whistler Holdings LLC,
Term Loan, 1 Month SOFR + 3.250%	8.011	(c)	02/15/30		1,575	1,571,062

						10,935,434

Real Estate 0.7%

Brookfield Property REIT, Inc.,
Initial Term B Loan, 1 Month SOFR + 2.600%	7.218	(c)	08/27/25		15,909	15,802,260
Cushman & Wakefield US Borrower LLC,
2023-1 Refinancing Term Loan, 1 Month SOFR + 3.350%	7.911	(c)	01/31/30		2,050	2,038,042

						17,840,302

Real Estate Investment Trusts (REITs) 1.7%

Blackstone Mortgage Trust, Inc.,
Term B-4 Loan, 1 Month SOFR + 3.500%^	8.118	(c)	05/09/29		22,112	21,558,890
Term Loan, 1 Month LIBOR + 2.750%	7.385	(c)	04/23/26		8,314	8,209,777
Starwood Property Mortgage LLC,
Term Loan B, 1 Month SOFR + 3.250%	7.868	(c)	11/18/27		7,275	7,217,404
Term Loan B-3, 1 Month LIBOR + 3.250%^	7.885	(c)	07/24/26		3,747	3,728,333
StarWood Property Mortgage LLC,
Initial Term Loan, 1 Month LIBOR + 2.500%	7.135	(c)	07/26/26		3,836	3,807,667

						44,522,071

Retail 4.3%

At Home Group, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.754%	9.004	(c)	07/24/28		15,976	13,123,380
Constellation Automotive Group Ltd. (United Kingdom),
Facility 1 Loan, SONIA + 8.000%	11.427	(c)	07/27/29	GBP	1,500	925,593
Dave & Buster’s, Inc.,
Term B Loan, 1 Month SOFR + 5.000%	9.750	(c)	06/29/29		10,373	10,400,965
EG America LLC (United Kingdom),
Additional Facility Loan, 3 Month LIBOR + 4.000%	8.730	(c)	02/07/25		4,058	3,782,191
Project Becker Additional Facility, 3 Month LIBOR + 4.250%	8.980	(c)	03/31/26		2,225	2,074,402
EG Finco Ltd. (United Kingdom),
Facility B (USD) Loan, 6 Month LIBOR + 4.000%	9.151	(c)	02/07/25		3,142	2,928,937

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    37

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Retail (cont’d.)

EG Finco Ltd. (United Kingdom), (cont’d.)
Term B, SONIA + 5.027%	8.454	%(c)	02/07/25	GBP	3,938	$4,242,822
Empire Today LLC,
Closing Date Term Loan, 1 Month LIBOR + 5.000%	9.601	(c)	04/03/28		7,422	5,945,136
Great Outdoors Group LLC,
Term B-2 Loan, 1 Month LIBOR + 3.750%	8.385	(c)	03/06/28		16,141	15,861,789
IRB Holding Corp.,
2022 Replacement Term B Loan, SONIA + 8.000%	7.725	(c)	12/15/27	GBP	5,400	5,325,750
LBM Acquisition LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 3.750%	8.385	(c)	12/17/27		11,728	10,683,430
Park River Holdings, Inc.,
Intial Term Loan, 3 Month LIBOR + 3.250%	8.004	(c)	12/28/27		7,561	6,923,307
Petco Health & Wellness Co., Inc.,
First Lien Initial Term Loan, 3 Month SOFR + 3.512%	8.092	(c)	03/03/28		7,235	7,152,458
Pilot Travel Centers LLC,
Initital Tranche B Term Loan, 1 Month SOFR + 2.000%	6.618	(c)	08/04/28		5,399	5,349,855
RC Buyer, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.500%	8.230	(c)	07/28/28		4,631	4,341,330
Sally Holdings LLC,
Term Loan	—	(p)	02/28/30		2,750	2,739,687
SRS Distribution, Inc.,
2021 Refinancing Term Loan, 1 Month LIBOR + 3.500%	8.135	(c)	06/02/28		5,495	5,306,002
2022 Refinancing TermLoan, 1 Month SOFR + 3.250%	7.868	(c)	06/02/28		2,410	2,327,519
White Cap Buyer LLC,
Initial Closing Date Term Loan, 1 Month SOFR + 3.750%	8.368	(c)	10/19/27		5,658	5,562,679

						114,997,232

Semiconductors 0.7%

Altar Bidco, Inc.,
Initial Term Loan, 12 Month SOFR + 3.100%	6.747	(c)	02/01/29		5,889	5,698,963
Second Lien Initial Term Loan, 12 Month SOFR + 5.600%	10.493	(c)	02/01/30		2,837	2,470,341

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Semiconductors (cont’d.)

Entegris, Inc.,
Tranche B Term Loan 2022, 3 Month SOFR + 3.000%	7.599	%(c)	07/06/29	4,150	$4,150,000
Natel Engineering Co., Inc.,
Initial Term Loan, 6 Month LIBOR + 6.250%	10.420	(c)	04/30/26	6,431	5,659,687

					17,978,991

Software 6.7%

athenahealth, Inc.,
Initial Term Loan, 1 Month SOFR + 3.500%	8.061	(c)	02/15/29	16,425	15,200,879
Boxer Parent Co., Inc.,
2021 Replacement Dollar Term Loan, 1 Month LIBOR + 3.750%	8.385	(c)	10/02/25	9,353	9,225,788
Second Lien Incremental Term Loan, 1 Month LIBOR + 5.500%	10.135	(c)	02/27/26	10,245	9,944,330
Castle U.S. Holding Corp.,
Dollar Term B-2 Loan, 1 Month LIBOR + 4.000%	8.635	(c)	01/29/27	1,971	1,378,598
CDK Global, Inc.,
Initial Term Loan, 3 Month SOFR + 4.500%	9.080	(c)	07/06/29	3,676	3,661,381
Cloudera, Inc.,
Term Loan, 1 Month LIBOR + 3.750%	8.385	(c)	10/08/28	9,365	8,920,104
ConnectWise LLC,
Initial Term Loan, 1 Month LIBOR + 3.500%	8.135	(c)	09/29/28	2,344	2,221,628
Cornerstone OnDemand, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.750%	8.385	(c)	10/16/28	9,767	8,979,306
CT Technologies Intermediate Holdings, Inc.,
Term Loan 2021 Reprice, 1 Month LIBOR + 4.250%	8.885	(c)	12/16/25	7,298	7,074,151
EagleView Technology Corp.,
First Lien Term Loan, 3 Month LIBOR + 3.500%	8.230	(c)	08/14/25	10,504	8,891,779
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.290%	12.115	(c)	06/13/25	27,315	23,136,107
First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%	8.325	(c)	06/13/24	15,990	15,054,701
GI Consilio Parent LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 4.000%	8.635	(c)	05/12/28	6,305	6,015,157
HS Purchaser LLC,
First Lien 7th Amendment Refinancing Term
Loan, 3 Month SOFR + 4.000%	8.776	(c)	11/19/26	11,018	10,130,657

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    39

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Software (cont’d.)

Indicor LLC,
Initial Dollar Term Loan, 3 Month SOFR + 4.500%	8.927	%(c)	11/22/29	2,000	$1,970,000
MH Sub I LLC,
Amendment No. 2 Initial Term Loan (First Lien), 1 Month LIBOR + 3.750%	8.385	(c)	09/13/24	14,638	14,522,272
Polaris Newco LLC,
First Lien Dollar Term Loan, 3 Month LIBOR + 4.000%	8.730	(c)	06/02/28	10,645	9,816,092
Project Sky Merger Sub, Inc.,
Second Lien Term Loan, 1 Month LIBOR + 6.000%	10.635	(c)	10/08/29	6,820	6,052,750
Red Planet Borrower LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 3.750%	8.385	(c)	10/02/28	10,511	7,567,671
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	9.930	(c)	07/14/28	11,350	9,767,967

					179,531,318

Telecommunications 7.2%

CCI Buyer, Inc.,
First Lien Initial Term Loan, 3 Month SOFR + 4.000%	8.580	(c)	12/17/27	8,337	8,204,245
Ciena Corporation,
2023 Incremental Term Loan, 1 Month SOFR + 2.500%	7.063	(c)	01/18/30	1,675	1,670,812
CommScope, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.250%	7.885	(c)	04/06/26	7,442	7,214,387
Connect Finco Sarl (United Kingdom),
Amendment No. 1 Refinancing Term Loan, 1 Month LIBOR + 3.500%	8.140	(c)	12/11/26	9,796	9,614,570
Crown Subsea Communications Holding, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.750%	9.316	(c)	04/27/27	5,282	5,183,251
Term Loan	—	(p)	04/27/27	5,830	5,713,400
Digicel International Finance Ltd. (Saint Lucia),
First Lien Initial Term B Loan, 1 Month LIBOR + 3.250%	7.885	(c)	05/27/24	23,739	20,425,486
Global Tel Link Corp.,
First Lien Term Loan, 3 Month SOFR + 4.250%	9.076	(c)	11/29/25	7,806	6,917,739
Second Lien Term Loan, 3 Month SOFR + 10.000%	14.826	(c)	11/29/26	355	266,605

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Telecommunications (cont’d.)

GTT Communications, Inc.,
Term Loan, 3 Month SOFR + 9.100%	13.680	%(c)	06/30/28	1,378	$702,667
GTT RemainCo LLC,
Term Loan	11.661	(c)	12/30/27	1,786	1,482,089
Intelsat Jackson Holdings SA (Luxembourg),
Term B Loan, 3 Month SOFR + 4.500%	9.082	(c)	02/01/29	28,950	28,602,357
Intrado Corp.,
Initial Term Loan, 3 Month SOFR + 4.000%	8.676	(c)	01/31/30	9,585	9,507,122
Maxar Technologies, Inc.,
Initial Term Loan, 1 Month SOFR + 4.350%	8.968	(c)	06/14/29	8,577	8,588,724
MLN US Holdco LLC,
Initial Term Loan, 6 Month SOFR + 6.440%	10.894	(c)	10/18/27	10,885	10,340,291
Initial Term Loan (Second Out (1st Lien Roll-Up)), 6 Month SOFR + 6.700%^	11.154	(c)	10/18/27	21,121	14,785,003
Term Loan, 6 Month SOFR + 0.000%	13.914	(c)	10/18/27	70	51,504
ORBCOMM, Inc.,
Closing Date Term Loans, 1 Month LIBOR + 4.250%	8.885	(c)	09/01/28	2,082	1,654,873
Patagonia Holdco LLC,
Initial Term Loan, 3 Month SOFR + 5.750%	10.473	(c)	08/01/29	11,217	9,590,439
Securus Technologies Holdings, Inc.,
Initial Term Loan (First Lien), 3 Month LIBOR + 4.500%	9.230	(c)	11/01/24	8,535	6,136,488
Viasat, Inc.,
Initial Term Loan, 1 Month SOFR + 4.614%	9.232	(c)	03/02/29	5,737	5,668,477
Xplornet Communications, Inc. (Canada),
First Lien Refinancing Term Loan, 1 Month LIBOR + 4.000%	8.635	(c)	10/02/28	12,030	9,985,189
Initial Term Loan- Second Lien, 1 Month LIBOR + 7.000%^	11.635	(c)	10/01/29	6,630	4,243,200
Zacapa Sarl (Luxembourg),
Initial Term Loans 2022, 3 Month SOFR + 4.250%	8.830	(c)	03/22/29	5,638	5,461,352
Zayo Group Holdings, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 3.000%	7.635	(c)	03/09/27	11,665	9,683,770

					191,694,040

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    41

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Textiles 0.2%

ASP Unifrax Holdings, Inc.,
USD Term Loan (First Lien), 3 Month LIBOR + 3.750%	8.480	%(c)	12/12/25	6,819	$6,281,895

Transportation 1.7%

Daseke Cos., Inc.,
Term Loan, 1 Month LIBOR + 4.000%	8.640	(c)	03/09/28	6,241	6,218,005
Einstein Merger Sub, Inc.,
Initial Term Loans, 1 Month LIBOR + 3.500%	8.135	(c)	11/23/28	5,659	5,467,648
First Student Bidco, Inc.,
Incremental Term Loan B, 3 Month SOFR + 4.100%	8.680	(c)	07/21/28	2,279	2,218,681
Incremental Term Loan C, 3 Month SOFR + 4.100%	8.680	(c)	07/21/28	158	154,075
Initial Term B Loan, 3 Month LIBOR + 3.000%	7.726	(c)	07/21/28	10,304	9,817,087
Initial Term C Loan, 3 Month LIBOR + 3.000%	7.726	(c)	07/21/28	3,842	3,660,361
LaserShip, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.500%	9.230	(c)	05/07/28	8,194	6,801,323
Savage Enterprises LLC,
Term Loan B, 1 Month LIBOR + 3.250%	7.890	(c)	09/15/28	5,787	5,762,043
STG Logistics, Inc.,
Initial Term Loan, 3 Month SOFR + 6.150%	10.826	(c)	03/24/28	3,970	3,771,500
Worldwide Express, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 4.000%	8.730	(c)	07/26/28	2,778	2,665,383

					46,536,106

TOTAL FLOATING RATE AND OTHER LOANS (cost $2,109,602,749)					1,937,929,517

RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.1%
Connecticut Avenue Securities Trust,
Series 2022-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.900% (Cap N/A, Floor 0.000%)	6.384	(c)	12/25/41	14,500	14,140,029
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	7.884	(c)	08/25/33	10,085	9,725,002

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	7.884	%(c)	10/25/41	5,000	$4,769,397

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $28,489,456)					28,634,428

				Shares

COMMON STOCKS 0.1%

Oil, Gas & Consumable Fuels 0.1%

Chesapeake Energy Corp.				37,250	3,010,172

Real Estate Management & Development 0.0%

ASP MCS Acquisition Corp. (original cost $265,715; purchased 09/22/20)*(f)				2,797	95,098

Wireless Telecommunication Services 0.0%

Intelsat Jackson Holdings SA (Luxembourg)*				28,297	693,277

TOTAL COMMON STOCKS (cost $1,451,608)					3,798,547

				Units

RIGHTS* 0.0%

Wireless Telecommunication Services

Intelsat Jackson Holdings SA, Series A (Luxembourg), CVR, expiring 12/05/25^				2,962	28,230
Intelsat Jackson Holdings SA, Series B (Luxembourg), CVR, expiring 12/05/25^				2,962	5,864

TOTAL RIGHTS (cost $0)					34,094

TOTAL LONG-TERM INVESTMENTS (cost $2,881,639,329)					2,645,635,496

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    43

Schedule of Investments  (continued)

as of February 28, 2023

Description	Shares	Value

SHORT-TERM INVESTMENTS 1.2%

AFFILIATED MUTUAL FUND 1.2%
PGIM Institutional Money Market Fund (cost $31,366,077; includes $ 31,252,040 of cash collateral for securities on loan)(b)(we)	31,397,414	$31,387,995

UNAFFILIATED FUND 0.0%
Dreyfus Government Cash Management (Institutional Shares) (cost $2,012,910)	2,012,910	2,012,910

TOTAL SHORT-TERM INVESTMENTS (cost $33,378,987)		33,400,905

TOTAL INVESTMENTS 100.4% (cost $2,915,018,316)		2,679,036,401
Liabilities in excess of other assets(z) (0.4)%		(11,949,251)

NET ASSETS 100.0%		$2,667,087,150

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

GBP—British Pound

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

BNP—BNP Paribas S.A.

CDX—Credit Derivative Index

CGM—Citigroup Global Markets, Inc.

CLO—Collateralized Loan Obligation

CVR—Contingent Value Rights

DAC—Designated Activity Company

DIP—Debtor-In-Possession

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MSI—Morgan Stanley & Co International PLC

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMIC—Real Estate Mortgage Investment Conduit

SCB—Standard Chartered Bank

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

SSB—State Street Bank & Trust Company

TD—The Toronto-Dominion Bank

*	Non-income producing security.

See Notes to Financial Statements.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $93,646,262 and 3.5% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $30,375,278; cash collateral of $31,252,040 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at February 28, 2023.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $265,715. The aggregate value of $95,098 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(we)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitments outstanding at February 28, 2023:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation

athenaHealth Group Inc, Initial Delayed Draw Term Loan, SONIA + 3.500% (Cap N/A, Floor 0.000%), 3.500%(c), Maturity Date 02/15/29 (cost $1,965,946)	2,012	$1,862,338	$—	$(103,608)
Secure Acquisition, Inc., Delayed Draw Term Loan, 1 Month LIBOR + 5.000% (Cap N/A, Floor 0.000%), 5.000%(c), Maturity Date 12/15/28 (cost $295,317)^	297	269,873	—	(25,444)

		$2,132,211	$—	$(129,052)

Futures contracts outstanding at February 28, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
92	20 Year U.S. Treasury Bonds	Jun. 2023	$11,520,125	$(113,311)
45	30 Year U.S. Ultra Treasury Bonds	Jun. 2023	6,077,813	(32,109)

				(145,420)

Short Positions:
867	2 Year U.S. Treasury Notes	Jun. 2023	176,630,929	399,524
56	5 Year Euro-Bobl	Mar. 2023	6,822,250	254,658

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    45

Schedule of Investments  (continued)

as of February 28, 2023

Futures contracts outstanding at February 28, 2023 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
652	5 Year U.S. Treasury Notes	Jun. 2023	$69,799,658	$149,879
39	10 Year Euro-Bund	Mar. 2023	5,482,577	366,561
642	10 Year U.S. Treasury Notes	Jun. 2023	71,683,313	(22,295)
92	Euro Schatz Index	Mar. 2023	10,215,436	168,758
4	Euro Schatz Index	Jun. 2023	443,494	526

				1,317,611

				$1,172,191

Forward foreign currency exchange contracts outstanding at February 28, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 03/02/23	MSI	GBP	23,602	$28,576,456	$28,390,700	$—	$(185,756)
Expiring 04/04/23	SSB	GBP	374	451,282	449,650	—	(1,632)
Euro,
Expiring 03/02/23	BNP	EUR	7,065	7,554,622	7,473,097	—	(81,525)
Expiring 03/02/23	SCB	EUR	2,005	2,180,246	2,120,843	—	(59,403)
Expiring 03/02/23	SCB	EUR	1,917	2,094,459	2,027,904	—	(66,555)
Expiring 03/02/23	TD	EUR	36,734	39,087,074	38,858,048	—	(229,026)
Expiring 03/02/23	TD	EUR	11,236	12,057,846	11,885,238	—	(172,608)

				$92,001,985	$91,205,480	—	(796,505)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 03/02/23	BNP	GBP	23,602	$29,109,603	$28,390,700	$718,903	$—
Expiring 04/04/23	MSI	GBP	23,602	28,595,148	28,408,375	186,773	—
Euro,
Expiring 03/02/23	MSI	EUR	58,956	64,232,953	62,365,129	1,867,824	—
Expiring 04/04/23	TD	EUR	36,734	39,164,215	38,936,365	227,850	—

				$161,101,919	$158,100,569	3,001,350	—

						$3,001,350	$(796,505)

Credit default swap agreements outstanding at February 28, 2023:

See Notes to Financial Statements.

Credit default swap agreements outstanding at February 28, 2023: (continued)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2023(4)	Value at Trade Date	Value at February 28, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.39.V1	12/20/27	5.000%(Q	)	15,720	4.611%	$249,534	$384,760	$135,226

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    47

Schedule of Investments  (continued)

as of February 28, 2023

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$4,881,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$255,651,750	$—
Corporate Bonds	—	419,541,427	45,733
Floating Rate and Other Loans	—	1,844,337,638	93,591,879
Residential Mortgage-Backed Securities	—	28,634,428	—
Common Stocks	3,010,172	788,375	—
Rights	—	—	34,094
Short-Term Investments
Affiliated Mutual Fund	31,387,995	—	—
Unaffiliated Fund	2,012,910	—	—

Total	$36,411,077	$2,548,953,618	$93,671,706

Other Financial Instruments*
Assets
Futures Contracts	$1,339,906	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	3,001,350	—
Centrally Cleared Credit Default Swap Agreement	—	135,226	—

Total	$1,339,906	$3,136,576	$—

Liabilities
Unfunded Loan Commitments	$—	$(103,608)	$(25,444)

See Notes to Financial Statements.

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
Futures Contracts	$(167,715)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(796,505)	—

Total	$(167,715)	$(900,113)	$(25,444)

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Floating Rate and Other Loans	Rights	Unfunded Loan Commitments
Balance as of 02/28/22	$45,733	$368,895,323	$6,687	$(61,843)
Realized gain (loss)	—	(3,311,534)	—	—
Change in unrealized appreciation (depreciation)	(838,453)	(9,777,688)	27,407	(12,711)
Purchases/Exchanges/Issuances	—	99,790,056	—	—
Sales/Paydowns	—	(196,567,431)	—	17,929
Accrued discount/premium	838,453	320,010	—	—
Transfers into Level 3*	—	3,209,456	—	—
Transfers out of Level 3*	—	(168,966,313)	—	31,181

Balance as of 02/28/23	$45,733	$93,591,879	$34,094	$(25,444)

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(838,453)	$(10,317,963)	$27,407	$(23,619)

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of February 28, 2023	Valuation Approach	Valuation Methodology	Unobservable Inputs	Rate (Weighted Average)

Corporate Bonds	$3	Market	Contingent Value	Contingent Value	$0.00

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    49

Schedule of Investments  (continued)

as of February 28, 2023

Level 3 Securities**	Fair Value as of February 28, 2023	Valuation Approach	Valuation Methodology	Unobservable Inputs	Rate (Weighted Average)
Corporate Bonds	$45,730	Market	Transaction Based	Unadjusted Last Traded Price	$0.68
Rights	34,094	Market	Contingent Value	Contingent Value	$1.98-$ 9.53($ 5.76)

	$79,827

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of February 28, 2023, the aggregate value of these securities and/or derivatives was $93,566,435. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2023 were as follows:

Banks	9.9%
Collateralized Loan Obligations	9.6
Telecommunications	7.6
Software	6.9
Commercial Services	5.2
Retail	4.5
Media	4.1
Computers	3.7
Entertainment	3.7
Healthcare-Services	2.9
Diversified Financial Services	2.8
Chemicals	2.7
Airlines	2.7
Packaging & Containers	2.7
Insurance	2.5
Real Estate Investment Trusts (REITs)	2.0
Machinery-Diversified	1.8
Transportation	1.7
Building Materials	1.6
Electric	1.5
Pharmaceuticals	1.3
Metal Fabricate/Hardware	1.2
Auto Parts & Equipment	1.2
Affiliated Mutual Fund (1.2% represents investments purchased with collateral from securities on loan)	1.2
Residential Mortgage-Backed Securities	1.1
Beverages	1.1
Home Furnishings	1.0
Leisure Time	0.8

Apparel	0.8%
Real Estate	0.8
Aerospace & Defense	0.8
Foods	0.7
Semiconductors	0.7
Healthcare-Products	0.7
Cosmetics/Personal Care	0.6
Internet	0.6
Electronics	0.6
Auto Manufacturers	0.5
Housewares	0.5
Oil & Gas	0.5
Pipelines	0.4
Advertising	0.4
Environmental Control	0.4
Lodging	0.4
Forest Products & Paper	0.3
Distribution/Wholesale	0.3
Home Builders	0.3
Textiles	0.2
Agriculture	0.2
Household Products/Wares	0.2
Miscellaneous Manufacturing	0.2
Energy-Alternate Sources	0.1
Oil, Gas & Consumable Fuels	0.1
Investment Companies	0.1
Unaffiliated Fund	0.0	*
Wireless Telecommunication Services	0.0	*
Iron/Steel	0.0	*

See Notes to Financial Statements.

Industry Classification (continued):

Real Estate Management & Development	0.0 *%

100.4
Liabilities in excess of other assets	(0.4)

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 28, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$135,226	*	—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,001,350		Unrealized depreciation on OTC forward foreign currency exchange contracts	796,505
Interest rate contracts	Due from/to broker-variation margin futures	1,339,906	*	Due from/to broker-variation margin futures	167,715	*

		$4,476,482			$964,220

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    51

Schedule of Investments  (continued)

as of February 28, 2023

The effects of derivative instruments on the Statement of Operations for the year ended February 28, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$(7,626,605)
Foreign exchange contracts	—	7,766,859	—
Interest rate contracts	31,083,825	—	—

Total	$31,083,825	$7,766,859	$(7,626,605)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$2,748,546
Foreign exchange contracts	—	1,655,099	—
Interest rate contracts	2,784,757	—	—

Total	$2,784,757	$1,655,099	$2,748,546

For the year ended February 28, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$ 11,013,588
Futures Contracts - Short Positions (1)	329,367,411
Forward Foreign Currency Exchange Contracts - Purchased (2)	100,724,643
Forward Foreign Currency Exchange Contracts - Sold (2)	197,867,703
Credit Default Swap Agreements - Sell Protection (1)	82,744,000

*	Average volume is based on average quarter end balances as noted for the year ended February 28, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

See Notes to Financial Statements.

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$30,375,278	$(30,375,278)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BNP	$718,903	$(81,525)	$637,378	$(637,378)	$—
MSI	2,054,597	(185,756)	1,868,841	(1,868,841)	—
SCB	—	(125,958)	(125,958)	—	(125,958)
SSB	—	(1,632)	(1,632)	—	(1,632)
TD	227,850	(401,634)	(173,784)	—	(173,784)

	$3,001,350	$(796,505)	$2,204,845	$(2,506,219)	$(301,374)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    53

Statement of Assets and Liabilities

as of February 28, 2023

Assets

Investments at value, including securities on loan of $30,375,278:
Unaffiliated investments (cost $2,883,652,239)	$2,647,648,406
Affiliated investments (cost $31,366,077)	31,387,995
Cash	3,423,552
Receivable for investments sold	176,200,947
Dividends and interest receivable	22,824,031
Receivable for Fund shares sold	9,236,316
Deposit with broker for centrally cleared/exchange-traded derivatives	4,881,000
Receivable from custodian	3,866,125
Unrealized appreciation on OTC forward foreign currency exchange contracts	3,001,350
Due from broker—variation margin futures	44,751
Prepaid expenses	19,033

Total Assets	2,902,533,506

Liabilities

Payable for investments purchased	177,970,075
Payable to broker for collateral for securities on loan	31,252,040
Payable for Fund shares purchased	21,975,012
Accrued expenses and other liabilities	1,232,381
Management fee payable	1,158,414
Unrealized depreciation on OTC forward foreign currency exchange contracts	796,505
Dividends payable	785,485
Unrealized depreciation on unfunded loan commitments	129,052
Distribution fee payable	81,800
Payable to custodian	21,847
Directors’ fees payable	21,613
Due to broker—variation margin swaps	15,104
Affiliated transfer agent fee payable	7,028

Total Liabilities	235,446,356

Net Assets	$2,667,087,150

Net assets were comprised of:
Common stock, at par	$2,968
Paid-in capital in excess of par	3,090,956,814
Total distributable earnings (loss)	(423,872,632)

Net assets, February 28, 2023	$2,667,087,150

See Notes to Financial Statements.

Class A

Net asset value and redemption price per share, ($ 177,405,666 ÷ 19,760,747 shares of common stock issued and outstanding)	$8.98

Maximum sales charge (2.25% of offering price)	0.21

Maximum offering price to public	$9.19

Class C

Net asset value, offering price and redemption price per share, ($ 61,349,013 ÷ 6,830,817 shares of common stock issued and outstanding)	$8.98

Class Z

Net asset value, offering price and redemption price per share, ($ 2,077,632,293 ÷ 231,188,135 shares of common stock issued and outstanding)	$8.99

Class R6

Net asset value, offering price and redemption price per share, ($ 350,700,178 ÷ 39,018,734 shares of common stock issued and outstanding)	$8.99

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    55

Statement of Operations

Year Ended February 28, 2023

Net Investment Income (Loss)

Income
Interest income	$261,259,306
Unaffiliated dividend income	786,713
Income from securities lending, net (including affiliated income of $150,741)	184,122

Total income	262,230,141

Expenses
Management fee	24,860,605
Distribution fee(a)	1,215,284
Transfer agent’s fees and expenses (including affiliated expense of $37,883)(a)	4,144,590
Interest expense	1,866,142
Custodian and accounting fees	1,040,958
Registration fees(a)	290,182
Shareholders’ reports	246,979
Directors’ fees	78,623
Audit fee	63,000
Professional fees	44,450
Miscellaneous	363,172

Total expenses	34,213,985
Less: Fee waiver and/or expense reimbursement(a)	(4,573,900)

Net expenses	29,640,085

Net investment income (loss)	232,590,056

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(3,125))	(146,100,323)
Futures transactions	31,083,825
Forward currency contract transactions	7,766,859
Swap agreement transactions	(7,626,605)
Foreign currency transactions	(3,542,279)

(118,418,523)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $23,641)	(160,699,288)
Futures	2,784,757
Forward currency contracts	1,655,099
Swap agreements	2,748,546
Foreign currencies	(232,831)
Unfunded loan commitments	33,317

(153,710,400)

Net gain (loss) on investment and foreign currency transactions	(272,128,923)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(39,538,867)

See Notes to Financial Statements.

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	508,861	706,423	—	—
Transfer agent’s fees and expenses	182,891	64,362	3,893,400	3,937
Registration fees	36,571	32,420	170,555	50,636
Fee waiver and/or expense reimbursement	(218,035)	(96,429)	(3,992,173)	(267,263)

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    57

Statements of Changes in Net Assets

	Year Ended February 28,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$232,590,056	$76,970,709
Net realized gain (loss) on investment and foreign currency transactions	(118,418,523)	15,565,022
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(153,710,400)	(78,023,779)

Net increase (decrease) in net assets resulting from operations	(39,538,867)	14,511,952

Dividends and Distributions
Distributions from distributable earnings
Class A	(13,656,461)	(4,543,164)
Class C	(4,270,073)	(1,214,151)
Class Z	(208,424,892)	(67,934,273)
Class R6	(30,385,223)	(6,981,007)

	(256,736,649)	(80,672,595)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	2,005,357,293	4,390,203,505
Net asset value of shares issued in reinvestment of dividends and distributions	247,283,405	77,175,911
Cost of shares purchased	(3,771,723,482)	(585,975,451)

Net increase (decrease) in net assets from Fund share transactions	(1,519,082,784)	3,881,403,965

Total increase (decrease)	(1,815,358,300)	3,815,243,322

Net Assets:

Beginning of year	4,482,445,450	667,202,128

End of year	$2,667,087,150	$4,482,445,450

See Notes to Financial Statements.

Financial Highlights

Class A Shares
	Year Ended February 28/29,

	2023		2022	2021		2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.51		$9.65	$9.38		$9.72	$9.94
Income (loss) from investment operations:
Net investment income (loss)	0.54		0.32	0.45		0.53	0.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.45)		(0.13)	0.27(b)		(0.33)	(0.22)
Total from investment operations	0.09		0.19	0.72		0.20	0.25
Less Dividends and Distributions:
Dividends from net investment income	(0.62)		(0.33)	(0.45)		(0.54)	(0.47)
Net asset value, end of year	$8.98		$9.51	$9.65		$9.38	$9.72
Total Return(c):	1.22%		1.93%	8.25%		2.14%	2.58%

Ratios/Supplemental Data:
Net assets, end of year (000)	$177,406		$221,472	$60,644		$61,392	$93,851
Average net assets (000)	$203,544		$132,395	$48,786		$79,796	$100,319
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.00	%(e)	0.95%	0.97	%(e)	0.97%	0.95%
Expenses before waivers and/or expense reimbursement	1.11	%(e)	1.07%	1.17	%(e)	1.11%	1.09%
Net investment income (loss)	6.01%		3.29%	5.04%		5.53%	4.74%
Portfolio turnover rate(f)	43%		43%	125%		66%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.05% and 0.02%, for the years ended February 28, 2023 and 2021, respectively.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    59

Financial Highlights (continued)

Class C Shares
	Year Ended February 28/29,

	2023		2022	2021		2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.52		$9.66	$9.38		$9.72	$9.94
Income (loss) from investment operations:
Net investment income (loss)	0.48		0.25	0.39		0.46	0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.47)		(0.14)	0.28(b)		(0.33)	(0.21)
Total from investment operations	0.01		0.11	0.67		0.13	0.18
Less Dividends and Distributions:
Dividends from net investment income	(0.55)		(0.25)	(0.39)		(0.47)	(0.40)
Net asset value, end of year	$8.98		$9.52	$9.66		$9.38	$9.72
Total Return(c):	0.36%		1.16%	7.56%		1.38%	1.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$61,349		$69,648	$24,973		$32,673	$56,098
Average net assets (000)	$70,642		$45,432	$25,795		$44,099	$59,266
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.76	%(e)	1.70%	1.72	%(e)	1.72%	1.70%
Expenses before waivers and/or expense reimbursement	1.90	%(e)	1.84%	1.94	%(e)	1.88%	1.83%
Net investment income (loss)	5.32%		2.54%	4.31%		4.78%	3.99%
Portfolio turnover rate(f)	43%		43%	125%		66%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.06% and 0.02%, for the years ended February 28, 2023 and 2021, respectively.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class Z Shares
	Year Ended February 28/29,

	2023		2022	2021		2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.52		$9.66	$9.39		$9.73	$9.94
Income (loss) from investment operations:
Net investment income (loss)	0.55		0.35	0.47		0.56	0.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.43)		(0.14)	0.28(b)		(0.33)	(0.21)
Total from investment operations	0.12		0.21	0.75		0.23	0.28
Less Dividends and Distributions:
Dividends from net investment income	(0.65)		(0.35)	(0.48)		(0.57)	(0.49)
Net asset value, end of year	$8.99		$9.52	$9.66		$9.39	$9.73
Total Return(c):	1.48%		2.18%	8.51%		2.40%	2.94%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,077,632		$3,794,840	$564,615		$424,819	$818,117
Average net assets (000)	$3,121,921		$1,828,765	$283,976		$584,427	$772,275
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.75	%(e)	0.70%	0.72	%(e)	0.72%	0.70%
Expenses before waivers and/or expense reimbursement	0.88	%(e)	0.81%	0.90	%(e)	0.87%	0.86%
Net investment income (loss)	6.06%		3.55%	5.18%		5.78%	5.04%
Portfolio turnover rate(f)	43%		43%	125%		66%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.05% and 0.02%, for the years ended February 28, 2023 and 2021, respectively.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    61

Financial Highlights (continued)

Class R6 Shares
	Year Ended February 28/29,

	2023		2022	2021		2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.53		$9.66	$9.39		$9.73	$9.94
Income (loss) from investment operations:
Net investment income (loss)	0.58		0.35	0.48		0.56	0.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.47)		(0.13)	0.27(b)		(0.33)	(0.20)
Total from investment operations	0.11		0.22	0.75		0.23	0.29
Less Dividends and Distributions:
Dividends from net investment income	(0.65)		(0.35)	(0.48)		(0.57)	(0.50)
Net asset value, end of year	$8.99		$9.53	$9.66		$9.39	$9.73
Total Return(c):	1.42%		2.34%	8.57%		2.45%	2.99%

Ratios/Supplemental Data:
Net assets, end of year (000)	$350,700		$396,487	$16,970		$14,790	$34,545
Average net assets (000)	$428,601		$180,674	$11,040		$25,645	$39,870
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.70	%(e)	0.65%	0.67	%(e)	0.67%	0.65%
Expenses before waivers and/or expense reimbursement	0.76	%(e)	0.72%	0.93	%(e)	0.81%	0.76%
Net investment income (loss)	6.38%		3.62%	5.31%		5.84%	5.02%
Portfolio turnover rate(f)	43%		43%	125%		66%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.05% and 0.02%, for the years ended February 28, 2023 and 2021, respectively.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 14 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Floating Rate Income Fund (the “Fund’), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The primary objective of the Fund is to maximize current income. The secondary objective is to seek capital appreciation when consistent with the Fund’s primary objective.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Floating Rate Income Fund    63

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

PGIM Floating Rate Income Fund    65

Notes to Financial Statements (continued)

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions. The cash amounts pledged for futures contracts are considered restricted cash and are included in “Due to broker-variation margin futures” in the Statement of Assets and Liabilities.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments. The cash amounts pledged for swaps contracts are considered restricted cash

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Notes to Financial Statements (continued)

and are included in “Deposit with broker for centrally cleared/exchange-traded derivatives” in the Statement of Assets and Liabilities.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Floating Rate and Other Loans: The Fund invested at least 80% of its investable assets in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. Most bank loans are senior in rank (“senior loans”) in the event of bankruptcy to most other securities of the issuer, such as common stock or publicly-issued bonds. Bank loans are often secured by specific collateral of the issuer so that holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. The Fund acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund. In addition, loans trade in an over-the counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time periods.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the

PGIM Floating Rate Income Fund    69

Notes to Financial Statements (continued)

amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives

Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Rights: The Fund held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Fund until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are

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Notes to Financial Statements (continued)

calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended February 28, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.65% on average daily net assets up to and including $5 billion;	0.65%
0.625% on average daily net assets exceeding $5 billion.

The Manager has contractually agreed, through June 30, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees, to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	0.95%
C	1.70
Z	0.70
R6	0.65

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and

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Notes to Financial Statements (continued)

servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended February 28, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$242,569	$81,953
C	—	29,882

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Money Market Fund. In addition to the realized and unrealized gains on investments in the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Income from securities lending, net”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended February 28, 2023, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended February 28, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$1,608,016,241	$3,126,992,171

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended February 28, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Institutional Money Market Fund(1)(b)(we)
$44,157,266	$225,730,973	$238,520,760	$23,641	$(3,125)	$31,387,995	31,397,414	$150,741(2)

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(we)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Institutional Money Market Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the tax year ended February 28, 2023, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $27,567 due to the tax treatment of fund redemptions. Net investment income (loss), net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

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Notes to Financial Statements (continued)

For the year ended February 28, 2023, the tax character of dividends paid by the Fund was $256,736,649 of ordinary income. For the year ended February 28, 2022, the tax character of dividends paid by the Fund was $80,672,595 of ordinary income.

As of February 28, 2023, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 28, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$2,918,288,349	$6,536,411	$(245,937,205)	$(239,400,794)

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales, mark-to-market of futures and forwards contracts, swap, and bond amortization adjustment.

For federal income tax purposes, the Fund had a capital loss carryforward as of February 28, 2023 of approximately $176,013,000 which can be carried forward for an unlimited period. No future capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat late year ordinary income losses of approximately $6,916,000 as having been incurred in the following fiscal year (February 29, 2024).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended February 28, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 5,750,000,000 shares of common stock, $0.00001 par value per share, 3,250,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	150,000,000
C	100,000,000
Z	2,000,000,000
R6	1,000,000,000

As of February 28, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	50,412	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	7	79.8

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended February 28, 2023:
Shares sold	10,461,610	$95,781,755
Shares issued in reinvestment of dividends and distributions	1,502,285	13,424,845
Shares purchased	(16,081,797)	(144,674,237)
Net increase (decrease) in shares outstanding before conversion	(4,117,902)	(35,467,637)
Shares issued upon conversion from other share class(es)	941,052	8,528,701
Shares purchased upon conversion into other share class(es)	(339,254)	(3,087,674)
Net increase (decrease) in shares outstanding	(3,516,104)	$(30,026,610)

PGIM Floating Rate Income Fund    77

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended February 28, 2022:
Shares sold	20,027,117	$193,341,506
Shares issued in reinvestment of dividends and distributions	450,850	4,343,837
Shares purchased	(3,335,505)	(32,172,196)
Net increase (decrease) in shares outstanding before conversion	17,142,462	165,513,147
Shares issued upon conversion from other share class(es)	461,705	4,458,760
Shares purchased upon conversion into other share class(es)	(608,767)	(5,862,946)
Net increase (decrease) in shares outstanding	16,995,400	$164,108,961

Class C
Year ended February 28, 2023:
Shares sold	2,560,466	$23,633,596
Shares issued in reinvestment of dividends and distributions	477,522	4,261,778
Shares purchased	(3,094,084)	(27,713,901)
Net increase (decrease) in shares outstanding before conversion	(56,096)	181,473
Shares purchased upon conversion into other share class(es)	(430,134)	(3,887,115)
Net increase (decrease) in shares outstanding	(486,230)	$(3,705,642)

Year ended February 28, 2022:
Shares sold	5,532,746	$53,439,777
Shares issued in reinvestment of dividends and distributions	125,166	1,206,895
Shares purchased	(640,036)	(6,177,632)
Net increase (decrease) in shares outstanding before conversion	5,017,876	48,469,040
Shares purchased upon conversion into other share class(es)	(286,457)	(2,769,191)
Net increase (decrease) in shares outstanding	4,731,419	$45,699,849

Class Z
Year ended February 28, 2023:
Shares sold	186,135,025	$1,718,100,890
Shares issued in reinvestment of dividends and distributions	23,143,123	207,352,169
Shares purchased	(375,347,406)	(3,382,158,723)
Net increase (decrease) in shares outstanding before conversion	(166,069,258)	(1,456,705,664)
Shares issued upon conversion from other share class(es)	781,639	7,069,214
Shares purchased upon conversion into other share class(es)	(1,970,405)	(17,902,188)
Net increase (decrease) in shares outstanding	(167,258,024)	$(1,467,538,638)

Share Class	Shares	Amount

Year ended February 28, 2022:
Shares sold	391,827,314	$3,786,089,167
Shares issued in reinvestment of dividends and distributions	6,925,987	66,766,726
Shares purchased	(54,640,676)	(527,138,228)
Net increase (decrease) in shares outstanding before conversion	344,112,625	3,325,717,665
Shares issued upon conversion from other share class(es)	704,732	6,797,265
Shares purchased upon conversion into other share class(es)	(4,798,925)	(46,457,764)
Net increase (decrease) in shares outstanding	340,018,432	$3,286,057,166

Class R6
Year ended February 28, 2023:
Shares sold	18,065,678	$167,841,052
Shares issued in reinvestment of dividends and distributions	2,487,878	22,244,613
Shares purchased	(24,179,996)	(217,176,621)
Net increase (decrease) in shares outstanding before conversion	(3,626,440)	(27,090,956)
Shares issued upon conversion from other share class(es)	1,288,933	11,694,624
Shares purchased upon conversion into other share class(es)	(268,075)	(2,415,562)
Net increase (decrease) in shares outstanding	(2,605,582)	$(17,811,894)

Year ended February 28, 2022:
Shares sold	36,958,813	$357,333,055
Shares issued in reinvestment of dividends and distributions	503,824	4,858,453
Shares purchased	(2,121,644)	(20,487,395)
Net increase (decrease) in shares outstanding before conversion	35,340,993	341,704,113
Shares issued upon conversion from other share class(es)	4,527,673	43,837,641
Shares purchased upon conversion into other share class(es)	(391)	(3,765)
Net increase (decrease) in shares outstanding	39,868,275	$385,537,989

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 – 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	Tranche A: $1,200,000,000 Tranche B: $125,000,000*	$1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

PGIM Floating Rate Income Fund    79

Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

*

Only PGIM Floating Rate Income Fund and one other fund are party to, and pay commitment fees for, Tranche B of the SCA, in addition to Tranche A. The other Participating Funds are only party to Tranche A of the SCA.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended February 28, 2023. The average daily balance for the 233 days that the Fund had loans outstanding during the period was approximately $63,179,416, borrowed at a weighted average interest rate of 4.56%. The maximum loan outstanding amount during the period was $175,248,000. At February 28, 2023, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

“Covenant-Lite” Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund. and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce

PGIM Floating Rate Income Fund    81

Notes to Financial Statements (continued)

inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Floating Rate and Other Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an OTC market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the

Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration

PGIM Floating Rate Income Fund    83

Notes to Financial Statements (continued)

risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Leverage Risk: Certain transactions in which the Fund may engage may give rise to leverage. The use of leverage exaggerates the effect of any increase or decrease in the value of the Fund’s holdings, and makes any change in the Fund’s net asset value (“NAV”) greater than it would be without the use of leverage. This could result in increased volatility of investment return.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Loan Liquidity and Settlement Risk: The Fund’s investments in loans may subject it to additional illiquidity risks. Loans generally are subject to legal or contractual restrictions on resale. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. For example, if the credit quality of a loan unexpectedly declines significantly, secondary market trading in that loan can also decline for a period of time. During periods of infrequent trading, valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult and delayed. Difficulty in selling a loan can result in a loss. Certain of the Fund’s assets may be invested in assets that are considerably less liquid than debt instruments traded on national exchanges. Market quotations for such assets may be volatile and/or subject to large spreads between bid and ask prices. Loans trade in an over-the-counter market, and confirmation and settlement may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time periods stated in the Fund’s prospectus. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments or borrow from banks.

The Fund may borrow to meet redemptions and may choose to keep such borrowings outstanding until loans or other portfolio transactions settle or for other extended periods. During the period when borrowings are outstanding, the Fund will incur interest expense. The Fund’s portfolio may also be subject to greater volatility during periods of borrowing, which can have an adverse impact on the Fund’s net asset value. The Fund will be required to maintain specified asset coverage by applicable federal securities laws and the terms of its credit facility with the lender with respect to its borrowings. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors cause the Fund to fail to meet its asset coverage requirements.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability

PGIM Floating Rate Income Fund    85

Notes to Financial Statements (continued)

in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have, an impact on the Fund’s investments and net asset value and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

Reference Rate Risk: The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the Secured Overnight Financing Rate that will replace LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

PGIM Floating Rate Income Fund    87

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios, Inc. 14 and Shareholders of PGIM Floating Rate Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Floating Rate Income Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 14, referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statements of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the three years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the three years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 29, 2020 and the financial highlights for each of the periods ended on or prior to February 29, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 17, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York
April 17, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

Tax Information (unaudited)

For the year ended February 28, 2023, the Fund reports the maximum amount allowable but not less than 87.97% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2023.

PGIM Floating Rate Income Fund    89

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

Chief Executive Officer (CEO) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Floating Rate Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 98

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 95

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 98

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Floating Rate Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 98

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 98

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Floating Rate Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund (since July 2022); formerly, Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

PGIM Floating Rate Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively. Visit our website at pgim.com/investments

Visit our website at pgim.com/investments

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Floating Rate Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Treasurer and Principal Accounting Officer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Floating Rate Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM FLOATING RATE INCOME FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	FRFAX	FRFCX	FRFZX	PFRIX

CUSIP	74439V602	74439V701	74439V800	74439V883

MF211E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 28, 2023 and February 28, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $100,000 and $100,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended February 28, 2023 and February 28, 2022: none.

(c) Tax Fees

For the fiscal years ended February 28, 2023 and February 28, 2022: none.

(d) All Other Fees

For the fiscal years ended February 28, 2023 and February 28, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended February 28, 2023	Fiscal Year Ended February 28, 2022
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2023 and February 28, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 14

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	April 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	April 17, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	April 17, 2023